UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23930

Franklin Lexington Private Markets Fund

(Exact name of registrant as specified in charter)

280 Park Avenue, 8th Floor, New York, NY 10017

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

ITEM 1.	REPORT TO STOCKHOLDERS

(a) The Report to Shareholders is filed herewith

Franklin Lexington Private Markets Fund
Annual Report | March 31, 2026

Fund Objective
The Fund’s investment objective is to seek long-term capital appreciation.

In pursuing its investment objective, the Fund invests in a portfolio of private equity and other private assets.
What’s Inside

www.flexpe.com
Franklin Lexington Private Markets Fund 2026 Annual Report

Management discussion of fund performance
Dear Shareholder,
We are pleased to provide the annual report of Franklin Lexington Private Markets Fund (the “Fund”) for the reporting period ending March 31, 2026, highlighting a high-quality portfolio of private equity investments acquired through secondary transactions and co-investments alongside leading sponsors. As of March 31, 2026, we are proud to share that:
•
 The constructed portfolio consists of 235 interests with exposure to approximately
2,050 companies, totaling $2.0 billion of net asset value (“NAV”), which has been compiled across 71 transactions;
•
 Partnership transactions account for 55% of the Fund’s investment portfolio while general partner (“GP”)-led transactions account for 34% and co-investments comprise the remaining 11%;
•
 The Fund is diversified across investment styles with 75% in buyout, 14% in venture, and 11% in growth capital and geographies with 67% in North America, 28% in U.K./
Europe, 3% in Asia-Pacific, and 2% in Latin America.
•
 As of March 31, 2026, the Fund’s portfolio is 84% private assets and 16% liquid assets.
Investment Philosophy
Our mission for the Fund is to build a comprehensive, high-quality private equity portfolio through disciplined capital deployment under three strategies: secondary private equity investments, co-investment in new private equity transactions, and select commitments to new private equity funds with a goal of providing consistent performance through market cycles. For over three decades, Lexington Advisors LLC (“Lexington”) has been a private equity investment firm focused on long-term capital appreciation. We aim to provide comparable high-quality exposure through the Fund as we have with our traditional drawdown funds. The Fund offers access to an asset class that until recently was primarily only available to institutional investors. Investors have the opportunity to benefit from Lexington’s global deal flow of private equity secondary transactions and co-investments.
Performance
As of March 31, 2026, the Fund delivered a 1-year return of 16.93%1 and has delivered a since inception annualized return of 20.50% (Class I shares). The Fund’s performance is driven by a combination of asset appreciation and purchase discount. While the initial performance of the Fund was driven by discount, asset appreciation now comprises over half of the return attribution from inception to date. Over time, we expect that purchase discount will represent approximately 20-35% of the Fund’s gross portfolio gain with the
www.flexpe.com
Franklin Lexington Private Markets Fund Annual Report
|1

remaining 65-80% attributable to asset appreciation, in line with the long-term gain attributions of our global secondary funds. Lexington adheres to a rigorous and disciplined investment process focused on identifying and acquiring high-quality assets that are poised for future growth.
By acquiring high-quality assets, we believe the diversified portfolio is constructed to weather market volatility and provide our investors with strong, long-term, risk-adjusted return potential.
Market Opportunity2
Momentum in the secondary market has carried into 2026, following a second consecutive record year for transaction volume in 2025, further cementing the market’s role as a core liquidity solution within private markets. The secondary market has continued to evolve into an essential and institutionalized part of the private equity ecosystem—providing liquidity and flexibility for investors seeking to actively manage portfolios, as well as for sponsors managing longer-duration assets.
In the first quarter of 2026, approximately $40 billion of secondary transaction volume was completed, down 11% from the year prior but still well above historic averages.3 Activity has been led by GP-led transactions, which accounted for roughly 55% of total volume.3 We believe this elevated share of GP-led activity reflects continued demand for flexible solutions to extend ownership of high-quality assets and generate distributions in a still-constrained exit environment. Limited partner (“LP”)-led transactions represented the remaining 45% of volume, as buyers remained active but increasingly selective amid evolving market conditions.3
While broader private equity dealmaking has shown signs of gradual recovery, pressure on traditional exit pathways has persisted. As a result, continuation vehicles remain a central portfolio management tool, allowing sponsors to retain strong-performing companies while offering liquidity options to existing investors. This dynamic continues to reinforce the structural growth of the GP-led market and highlights the increasing sophistication of secondary solutions.
At the same time, the macroeconomic backdrop has remained uncertain, shaped by factors including escalating U.S.–Iran tensions, volatility in oil markets, ongoing policy and trade developments, and rapid advancements in artificial intelligence. Public markets have responded quickly to these developments, while private markets have adjusted more gradually. Together, it is our view that these forces are influencing how investors evaluate risk, sector exposure, and long-term value creation opportunities.
As the secondary market continues to evolve in both scale and complexity, we are maintaining a disciplined and selective approach, carefully underwriting across transaction types (size, geography, GP-led vs. LP-led, fund life stage, etc.) where we feel we have a competitive advantage. We continue to emphasize asset quality, pricing, and alignment as we evaluate LP-led, GP-led, and co-investment opportunities.
Lexington has consistently pursued a disciplined and flexible investment strategy, maintaining a defensive portfolio construction philosophy that we believe has served us well. With traditional exit routes likely to remain constrained for an extended period, we believe our experience and scale position us well to capitalize on opportunities across both LP-led and GP-led transactions.
www.flexpe.com
2|
Franklin Lexington Private Markets Fund Annual Report

In addition, we believe the current co-investment environment remains attractive. Capital constraints and private equity overallocation have led many LPs to reduce co-investment activity, while a challenging fundraising environment and elevated cost of debt have increased sponsor demand for third-party equity. Despite ongoing market uncertainty, we believe conditions remain compelling for experienced and disciplined co-investors.
We are optimistic that we can continue to raise and deploy capital into compelling investment opportunities. Lexington remains disciplined in how we deploy capital and prudent in our portfolio construction process.
We believe our investment processes, informational advantage, and focus on long-term growth will deliver capital appreciation for investors. We are committed to providing you and your financial advisor with market-leading client service. For immediate access to the Fund’s monthly fact sheet, fund documents, and investment information please visit our website, https://www.flexpe.com.
As we look ahead to the remainder of 2026, we thank you for your continued partnership and support of the Fund.

Wilson Warren	Taylor T. Robinson	Clark Peterson
Partner and President	Partner	Partner

Omar Jabri	Peter Grape	Jane Trust, CFA
Managing Director	Partner	President and Chief Executive Officer

Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at March 31, 2025 and March 31, 2026, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Consolidated Financial Highlights and differ from those reported here.

Source: Lexington estimates derived from proprietary market study of global secondary transactions completed each year.

PJT – Q1 2026 Secondary Market Insight.
www.flexpe.com
Franklin Lexington Private Markets Fund Annual Report
|3

Performance review

Performance Snapshot as of March 31, 2026 (unaudited)
12 months
Franklin Lexington Private Markets Fund:
Class I	16.93%[1]
Class D	16.75%[1]
Class S	15.97%[1]
Class M	16.42%[1]
The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.franklintempleton.com.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the upfront placement fees or brokerage commissions charged by certain financial intermediaries that may apply or the deduction of taxes that a shareholder would pay on Fund distributions.
Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.
Total Annual Operating Expenses (unaudited)
As of the Fund’s current prospectus dated August 1, 2025, as supplemented December 23, 2025, the gross total annual fund operating expense ratios were as follows:
	Class I	Class D	Class S	Class M
Total annual operating expenses before expenses reimbursed	4.79%	4.91%	5.64%	5.18%
Total annual operating expenses after reimbursing expenses	4.76%	4.88%	5.61%	5.15%
Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.
Pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, Franklin Templeton Fund Adviser, LLC (the “Manager” or “FTFA”) has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per
1
Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at March 31, 2025 and March 31, 2026, for financial reporting purposes. Accordingly, adjusted total returns have been disclosed in the Consolidated Financial Highlights and differ from those reported here.
4|
Franklin Lexington Private Markets Fund

annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of shares. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund. With respect to each class of shares, the Fund agrees to repay the manager any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the manager, whichever is lower. The manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the manager earned the fee or incurred the expense. These expense limitation arrangements cannot be terminated prior to December 31, 2027, without the Board of Trustees’ consent.
RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.
The Fund’s investments are highly concentrated in private assets (including but not limited to buyout, growth, venture, credit, mezzanine, infrastructure, energy and other real assets (i.e., assets that have physical properties, such as natural resources, infrastructure and commodities), and therefore will be subject to the risks typically associated with private company investments. The Fund may invest in private companies where less information may be available since private companies are not generally subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may invest in fixed income securities which involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities falls. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The market values of securities or other assets will fluctuate,
Franklin Lexington Private Markets Fund
|5

Performance review (cont’d)
sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.
All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
6|
Franklin Lexington Private Markets Fund

Fund at a glance† (unaudited)
Investment breakdown (%) as a percent of total investments

As of March 31, 2026
As of March 31, 2025
80%
70%
60%
50%
40%
30%
20%
10%
0%
74.5
51.8
10.2
12.0
9.4
5.2
5.9
1.7
0.0
15.6
0.0
13.7
0.0‡
0.0
Secondary investments
Time deposits
Co-Investments
Money market funds
U.S. Treasury bills
Investments in Exchange-Traded Funds
Convertible bonds & notes

†
The bar graph above represents the composition of the Fund’s investments as of March 31, 2026, and March 31, 2025, and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡
Represents less than 0.1%.
Franklin Lexington Private Markets Fund 2026 Annual Report
|7

Fund performance (unaudited)

Average annual total returns
Without sales charge[1]	Class I	Class D	Class S	Class M
Twelve Months Ended 3/31/26	16.93%[2]	16.75%[2]	15.97%[2]	16.42%[2]
Inception* through 3/31/26	20.50 [2]	20.29 [2]	19.49 [2]	20.00 [2]

Cumulative total returns
Without sales charge[1]
Class I (Commencement of operations of 12/20/24 through 3/31/26)	26.88%
Class D (Commencement of operations of 12/20/24 through 3/31/26)	26.61
Class S (Commencement of operations of 12/20/24 through 3/31/26)	25.52
Class M (Commencement of operations of 12/20/24 through 3/31/26)	26.20

[1]
Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the upfront placement fees or brokerage commissions charged by certain financial intermediaries.

[2]
Total return information is based on net asset values calculated for shareholder transactions. Certain adjustments were made to the net assets of the Fund at March 31, 2025 and March 31, 2026, for financial reporting purposes.
Accordingly, adjusted total returns have been disclosed in the Financial Highlights and differ from those reported here.

*	Commencement of operations for Class I, D, S and M shares is December 20, 2024.
8|
Franklin Lexington Private Markets Fund 2026 Annual Report

Historical performance
Value of $1,000,000 invested in
Class I Shares of Franklin Lexington Private Markets Fund vs. MSCI World Index (Net) (USD)† — December 20, 2024 - March 31, 2026

All figures represent past performance and are not a guarantee of future results. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.
†
Hypothetical illustration of $1,000,000 invested in Class I shares of Franklin Lexington Private Markets Fund on December 20, 2024 (commencement of operations), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value and also assuming the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan through March 31, 2026. The hypothetical illustration also assumes a $1,000,000 investment in the MSCI World Index (Net) (USD) (the “Index”). The Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global developed markets. The Index is unmanaged. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may differ from the Class I shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.
Franklin Lexington Private Markets Fund 2026 Annual Report
|9

Consolidated schedule of investments
March 31, 2026
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Investments—84.0%
Secondary Investments — 74.6%(a)
North America — 48.7%
Accel Growth Fund IV L.P.	3/31/26	$2,669,420 *
Accel Growth Fund V, L.P.	3/31/26	3,104,350 *
Accel Leaders 4 L.P.	3/31/26	4,117,104 *
Accel VI, L.P.	6/30/25	300,512 *
Accel VI-S, L.P.	6/30/25	198,854 *
Accel XIII LP	3/31/26	4,619,156 *
Accel XIV LP	3/31/26	2,636,715 *
Advent Global Technology III-A SCSp	7/15/25	— *,(b)
Advent International GPE IX Ltd. Partnership	6/30/25	11,397,086 *
Advent International GPE XI-C SCSp	6/20/25	— *,(b)
AEA Investors Fund VII L.P.	1/1/25	35,185,159 *
AKKR Isosceles CV L.P.	6/17/25	10,240,046 *
Apex 9 USD (Feeder) L.P.	10/1/25	3,893,874 *
Avenir Growth Partners II, L.P.	6/30/25	1,089,813 *
Avenir Growth Partners III, L.P.	6/30/25	1,533,928 *
Avenir Growth Partners IV, L.P.	6/30/25	4,417,537 *
Avenir Growth Partners V, L.P.	6/30/25	2,344,103 *
BAH Forefront, L.P.	1/28/25	65,492,631 *
Bain Capital Beacon Roll SPV XII, L.P.	3/27/25	697,509 *
Bain Capital Beacon Roll SPV XIII, L.P.	3/27/25	1,095,143 *
Bain Capital Fund XII, L.P.	12/31/24	44,396,480 *
Bain Capital Fund XIII, L.P.	12/31/24	34,600,426 *
Bain Capital Fund XIV, L.P.	1/17/25	(148,122) *,(b)
Bain Capital Venture Coinvestment Fund II, L.P.	6/30/25	1,695,931 *
Bain Capital Venture Coinvestment Fund, L.P.	6/30/25	1,427,733 *
Bain Capital Venture Fund 2005, L.P.	6/30/25	46,199 *
Bain Capital Venture Fund 2007, L.P.	6/30/25	699,203 *
Bain Capital Venture Fund 2009, L.P.	6/30/25	98,947 *
Bain Capital Venture Fund 2012, L.P.	6/30/25	3,830,492 *
Bain Capital Venture Fund 2014, L.P.	6/30/25	1,922,025 *
Bain Capital Venture Fund 2016, L.P.	6/30/25	5,775,274 *
Bain Capital Venture Fund 2019, L.P.	6/30/25	2,952,604 *
Bain Capital Venture Fund 2021, L.P.	6/30/25	1,177,513 *
Bain Capital Venture Fund XI, L.P.	3/31/26	— *,(b)
See Notes to Consolidated Financial Statements.
10|
Franklin Lexington Private Markets Fund 2026 Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Bain Capital VII Coinvestment Fund, L.P.	6/30/25	$58,776 *
Blackstone Capital Partners VI L.P.	12/31/25	1,051,103 *
Brookfield Capital Partners IV L.P.	9/30/25	2,433,455 *
Carlyle U.S. Equity Opportunity Fund II, L.P.	12/31/25	2,975,264 *
Catalyst Investors V L.P.	12/31/24	9,233,479 *
Catterton Partners VII Special Purpose L.P.	12/31/24	5,139,363 *
CF24XB SCSp	3/17/25	33,422,529 *
Charles River Partnership XIII, L.P.	9/30/25	198,991 *
Charles River Partnership XIV, L.P.	9/30/25	64,944 *
Charles River Partnership XV, L.P.	9/30/25	1,978,744 *
Charles River Partnership XVI, L.P.	9/30/25	10,698,618 *
Charlesbank Equity Fund VIII, Limited Partnership	6/30/25	8,579,686 *
CRV Select Fund I, L.P.	9/30/25	667,202 *
CRV Select Fund II, L.P.	9/30/25	267,903 *
CRV XIX, L.P.	9/30/25	1,438,738 *
CRV XVII, L.P.	9/30/25	3,114,259 *
CRV XVIII, L.P.	9/30/25	1,189,302 *
Factorial Frontier, L.P.	12/10/25	31,134,922 *
Factorial Funds II, L.P.	12/10/25	1,774,756 *,(c)
FS Equity Partners CV1, L.P.	4/3/25	40,636,822 *
FS Equity Partners IX, L.P.	5/16/25	379,491 *
GA Continuity Fund II, L.P.	3/7/25	42,038,666 *
GC Creation Fund III, L.P.	2/9/26	352,205 *,(c)
General Catalyst Group IX, L.P.	12/31/25	16,246,899 *
General Catalyst Group X - Endurance, L.P.	12/31/25	2,756,471 *
General Catalyst Group X - Growth Venture, L.P.	12/31/25	2,944,572 *
General Catalyst Group XI - Endurance, L.P.	12/31/25	5,862,341 *
General Catalyst Group XI - Creation, L.P.	12/31/25	4,846,153 *
General Catalyst Group XI - Feeder, L.P.	12/31/25	3,915,032 *
General Catalyst Group XI - Ignition, L.P.	12/31/25	5,151,507 *
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|11

Consolidated schedule of investments (cont’d)
March 31, 2026
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
General Catalyst Group XII - Creation, L.P.	12/31/25	$5,661,157 *
General Catalyst Group XII - Endurance, L.P.	12/31/25	2,746,938 *
General Catalyst Group XII - Health Assurance, L.P.	12/31/25	869,821 *
General Catalyst Group XII - Ignition, L.P.	12/31/25	4,653,700 *
GI Zeus Holdings LP	8/12/25	5,726,007 *
Green Equity Investors CF IV-C, L.P.	3/31/25	8,761,608 *
Green Equity Investors Side VII, L.P.	9/30/25	6,885,967 *
Green Equity Investors Side X, L.P.	12/19/25	— *,(b)
Green Equity Investors VIII, L.P.	12/31/25	2,269,144 *
Gryphon VI-A Top-Up Co-Investment Partners, L.P.	3/31/25	13,287,027 *
GTCR Capital Solutions Feeder B L.P.	6/30/25	(44,090) *,(b)
GTCR Fund XIII L.P.	6/30/25	7,591,719 *
Hellman & Friedman Capital Partners IX (Parallel), L.P.	9/30/25	12,864,979 *
Hellman & Friedman Capital Partners X, L.P.	12/31/25	4,290,727 *
Hildred Capital ACP-A, LP	8/12/25	30,875,036 *
Hildred Capital Co-Invest-REBA, LP	9/8/25	6,314,944 *
Insight Partners XII, L.P.	6/30/25	7,406,998 *
Kedge Capital Principal Opportunities VI ILP	12/30/25	3,990,028 *,(c)
Kedge Capital Private Equity XI ILP	12/30/25	1,483,177 *,(c)
Khosla Ventures III, L.P.	12/31/25	234,134 *
Khosla Ventures Seed, L.P.	12/31/25	1,830,015 *
Maverix Growth Equity Parallel Fund I, LP	9/30/25	4,562,692 *
Mayfield Select	6/30/25	155,031 *
Mayfield Select II	6/30/25	675,054 *
Mayfield Select III	6/30/25	190,830 *
Mayfield XIV	6/30/25	2,106,678 *
Mayfield XV	6/30/25	3,618,419 *
Mayfield XVI	6/30/25	3,586,381 *
Mayfield XVII	6/30/25	479,729 *
Meritech Capital Partners IV L.P.	6/30/25	21,338 *
Meritech Capital Partners V L.P.	6/30/25	1,556,524 *
See Notes to Consolidated Financial Statements.
12|
Franklin Lexington Private Markets Fund 2026 Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Meritech Capital Partners V Sidecar L.P.	6/30/25	$202,252 *
Meritech Capital Partners VI L.P.	6/30/25	3,042,289 *
Meritech Capital Partners VII, L.P.	6/30/25	3,571,217 *
Meritech Capital Partners VIII L.P.	6/30/25	1,280,716 *
Meritech Capital Sidecar III L.P.	6/30/25	80,262 *
Meritech Franchise Fund, L.P.	6/30/25	1,416,485 *
New Mountain SRC Continuation Fund, L.P.	4/7/25	18,609,345 *
Offshore Crosslink Ventures VI Unit Trust	2/28/25	669,541 *
OIP Lightning, L.P.	11/24/25	17,400,000 *,(c)
Parthenon Kairos, L.P.	3/3/26	9,600,000 *,(c)
Performance Direct Investments V, L.P.	4/24/25	1,735,094 *
Performance Venture Capital Reinvestment Fund, L.P.	3/11/25	12,504,021 *
Performance Venture Capital VI, L.P.	4/28/25	804,453 *
Point 406 Ventures 2016 Opportunities Fund, L.P.	6/30/25	419,126 *
Point 406 Ventures I, L.P.	6/30/25	229,319 *
Point 406 Ventures II, L.P.	6/30/25	1,907,691 *
Point 406 Ventures III, L.P.	6/30/25	4,147,581 *
Point 406 Ventures IV, L.P.	6/30/25	1,426,432 *
Point 406 Ventures Opportunities Fund II, L.P.	6/30/25	565,481 *
Point 406 Ventures Opportunities Fund III, L.P.	6/30/25	73,881 *
Point 406 Ventures V, L.P.	6/30/25	166,483 *
Polaris Growth Fund I, L.P.	6/30/25	1,170,055 *
Polaris Growth Fund II, L.P.	6/30/25	1,117,837 *
Polaris Growth Fund III, L.P.	10/31/25	— *,(b)
Polaris Partners IX, L.P.	6/30/25	1,198,155 *
Polaris Partners VII, L.P.	6/30/25	2,535,739 *
Polaris Partners VIII, L.P.	6/30/25	2,419,778 *
Polaris Venture Partners V, L.P.	6/30/25	436,333 *
Polaris Venture Partners VI, L.P.	6/30/25	1,271,790 *
RB Equity Fund III-A, L.P.	7/3/25	5,444,901 *
Roark Capital Partners VI (T) L.P.	6/30/25	25,126,544 *
Roark Capital Partners VII (TE) L.P.	6/30/25	— *,(b)
Sageview Capital Partners II (Offshore), L.P.	1/1/25	10,880,608 *
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|13

Consolidated schedule of investments (cont’d)
March 31, 2026
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Sageview III (B), L.P.	1/1/25	$9,020,413 *
Spark Capital Growth Fund IV, L.P.	6/30/25	1,728,033 *
Spark Capital Growth Fund V, L.P.	6/30/25	687,431 *
Spark Capital VII, L.P.	6/30/25	482,555 *
Spark Capital VIII, L.P.	6/30/25	200,493 *
Stone Point CV, L.P.	10/13/25	8,621,611 *
Sycamore Partners III, L.P.	7/1/25	22,515,773 *
TA XIV-A L.P.	6/30/25	13,166,461 *
The Resolute Fund V, L.P.	12/31/24	66,416,702 *
TPG Atlas Partners, L.P.	6/23/25	10,878,894 *
Trinity Ventures 2024, L.P.	12/20/24	17,183,861 *
Versant Venture Capital II, L.P.	6/30/25	56,431 *
Vista Equity Partners Hubble, L.P.	2/13/25	62,036,231 *
Wind Point Partners VIII-B, L.P.	12/31/24	6,905,049 *
Yucaipa American Alliance Fund II, L.P.	1/1/26	1,570,087 *
Yucaipa Corporate Initiatives Fund I, L.P.	1/1/26	52,809 *
Total North America		991,687,793
UK/Europe — 21.4%
Accel London VI LP	3/31/26	5,573,121 *
Advent International GPE VIII-A Ltd. Partnership	9/30/25	6,256,786 *
Apse Capital II, L.P.	12/24/24	31,069,854 *
AVS I (Feeder), L.P.	10/31/25	2,087 *,(b)
Bain Capital Europe Fund V, SCSp	12/31/24	46,512,709 *
Bain Capital Europe Fund VI, SCSp	12/31/24	9,640,402 *
CVC Capital Partners VIII (A) L.P.	1/1/26	4,814,275 *
eEquity IV AB	12/31/24	3,591,149 *
H.I.G. Europe Middle Market LBO Fund II (Cayman), L.P.	1/9/26	13,871 *,(c)
H.I.G. Europe Middle Market LBO Fund, L.P.	1/1/26	3,191,458 *
Hg Genesis 11 A L.P.	1/1/26	— *,(b)
Hg Mercury 5 A L.P.	1/1/26	— *,(b)
Hg Saturn 2 A L.P.	1/1/25	23,985,092 *
Hg Saturn 2 B L.P.	10/1/25	7,215,979 *
Hg Saturn 3 A L.P.	1/1/25	13,833,340 *
Inflexion Continuation Fund I (No. 1) Limited Partnership	5/13/25	16,156,633 *
See Notes to Consolidated Financial Statements.
14|
Franklin Lexington Private Markets Fund 2026 Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
Investcorp Technology Partners IV-A L.P.	12/31/24	$8,376,621 *
L Catterton Europe IV SLP	12/31/24	6,208,376 *
L Catterton Europe V SLP	1/31/25	8,593,324 *
Lakestar CF I L.P.	6/30/25	20,205,592 *
MCP Continuation Fund I Cooperatief U.A.	5/20/25	19,797,933 *
MML Dorchester SCSp	12/5/25	2,059,498 *,(c)
Njord SCSp	3/5/25	4,194,016 *
Norvestor SPV III SCSp	7/11/25	12,297,784 *
PAI Strategic Partnerships II SCSp	9/12/25	8,191,477 *
PCP Fund III B, LP	12/17/25	— *,(b)
Portobello Capital Fondo V, FCR	8/12/25	35,161 *,(c)
Portobello Serveo Continuation Vehicle SCA, SICAV-RAIF	4/24/25	2,162,900 *
Preservation Capital Partners Fund I LP	9/30/25	8,866,872 *
Preservation Capital Partners Fund II LP	9/30/25	5,254,518 *
PSC IV, L.P.	12/31/24	73,422,140 *
PSC V (B), SCSp	1/17/25	9,750,453 *
Rhone Offshore Partners V L.P.	4/4/25	4,377,577 *
Rhone Offshore Partners VI L.P.	4/4/25	9,422,796 *
Rivean Capital SCA SiCAV-RAIF -- Rivean Capital Fund VII Feeder	12/23/24	3,098,608 *
Rivean Special Opportunity Fund II Cooperatief U.A.	12/23/24	30,782,396 *
S.L. 12 Sarl	12/31/24	4,560,622 *
VIP III Feeder L.P.	6/30/25	15,402,122 *
VVI I S.C.Sp.	3/21/25	7,524,818 *
Total UK/Europe		436,442,360
Asia-Pacific — 2.8%
Accel India VI L.P.	3/31/26	1,604,988 *
Accel India VII L.P.	3/31/26	1,458,357 *
C-Bridge Healthcare Fund V, L.P.	1/1/25	10,195,786 *
CDH Fund V, L.P.	12/31/25	(73,213) *
CDH V CV Fund, L.P.	12/31/25	1,547,220 *
CVC Capital Partners Globetrotter SCSp	11/10/25	2,327,562 *
Mater Co-Invest L.P.	9/30/25	1,657,813 *
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|15

Consolidated schedule of investments (cont’d)
March 31, 2026
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
	Acquisition Date	Fair Value
Secondary Investments — continued
SAIF Partners IV L.P.	12/31/25	$3,682,354 *
Turkish Private Equity Fund III L.P.	9/30/25	1,038,998 *
VIG Private Equity Fund IV-4	12/31/24	31,871,848 *
VIG Private Equity Fund V-4	2/28/25	1,766,727 *
Total Asia-Pacific		57,078,440
Latin America — 1.7%
Advent Latin American Private Equity Fund IV-G L.P.	9/30/25	343,214 *
Advent Latin American Private Equity Fund V-E L.P.	9/30/25	1,001,926 *
Advent Latin American Private Equity Fund VI-G Ltd. Partnership	9/30/25	4,005,610 *
Advent Latin American Private Equity Fund VII-B SCSp	9/30/25	3,613,419 *
Advent Latin American Private Equity Fund VIII-B SCSp	11/28/25	— *,(b)
L Catterton Latin America III L.P.	12/31/24	11,372,277 *
L Catterton Latin America IV, L.P.	2/28/25	606,645 *
LCLA3 Brazil Holdings L.P.	12/31/24	12,385,716 *
Total Latin America		33,328,807

Total Secondary Investments		1,518,537,400

Co-Investments — 9.4%(a)
North America — 8.2%
Ares EPW Co-Invest (Parallel) LP	11/21/25	4,991,001 *
BC Partners Gaia Co-Investment LP	9/12/25	4,013,410 *
Blackstone Boardwalk Co-Invest L.P.	2/10/25	8,456,532 *
Castle Creek Capital Partners VIII Co-Investment Fund C, L.P.	12/27/24	34,664,786 *
CB ML Co-Invest, L.P.	10/22/25	3,423,526 *
Cogentrix Co-Investment Fund-D, L.P.	1/17/25	32,522,191 *
CWC Fund I (MFA) L.P.	8/15/25	2,518,534 *
EXPG Holdings, L.P.	12/10/25	4,125,000 *,(c)
General Atlantic (BTS) Coinvest, L.P.	3/9/26	2,625,000 *,(c)
Grain Optimus Co-Invest-B, L.P.	4/11/25	— *,(b)
Greenbriar Coinvestment AIT, L.P.	3/20/26	— *,(b)
GT Silver Co-Invest SCSp	3/27/26	— *,(b)
Hometown Food Holdings, LLC	3/31/25	2,450,421 *
Industrial F&B Collective S.C.A.	2/10/26	5,000,000 *,(c)
See Notes to Consolidated Financial Statements.
16|
Franklin Lexington Private Markets Fund 2026 Annual Report

 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
		Acquisition Date		Fair Value
Co-Investments — continued
KCF Co-Invest, LLC		2/5/25		$4,874,999 *,(c)
KPCI Co-Invest 2, L.P.		9/30/25		9,299,817 *
NM Brilliance Aggregator, L.P.		5/8/25		6,382,589 *
OHCP VI GG COI (Offshore), L.P.		3/6/26		3,000,000 *,(c)
Onward Co-Invest L.P.		2/20/26		2,625,000 *,(c)
Project Dawn Co-Invest Fund, L.P.		11/24/25		7,990,604 *
Project Jupiter Co-Invest Fund, L.P.		10/7/25		4,001,944 *
Providence Equity Partners IX-C L.P.		7/31/25		10,232,425 *
TPG Growth VI Iron CI, LP		10/15/25		5,000,000 *,(c)
T-X Ultra Co-Invest L.P.		6/17/25		2,122,017 *
VEPF VIII Co-Invest 6-A GP, L.P.		2/27/25		5,612,488 *
Total North America				165,932,284
UK/Europe — 1.2%
CapVest Strategic Opportunities 11 SCSp		8/29/25		7,875,514 *,(c)
Cronus Aggregator Ltd.		10/15/25		5,023,420 *,(c)
MDCP Co-Investors (Jade I), L.P.		4/29/25		6,701,161 *
Neptune Co-Invest Aggregator, SCSp		2/14/25		5,777,710 *
Total UK/Europe				25,377,805

Total Co-Investments				191,310,089
	Rate	Maturity Date	Face Amount	Value
Convertible Bonds & Notes —0.0%††,(d)
S.L. 12 Sarl	13.000%	11/27/26	$153,494	177,416 (c)

Short -Term Investments—16.1%
Time Deposits — 10.2%(d)
Australia & New Zealand Banking Group Ltd.	3.650%	4/1/26	$55,000,000	55,000,000
Bank of Montreal	3.620%	4/1/26	55,000,000	55,000,000
National Bank of Canada	3.580%	4/1/26	55,000,000	55,000,000
Royal Bank of Canada	3.580%	4/1/26	43,000,000	43,000,000
Total Time Deposits				208,000,000
	Rate		Shares
Money Market Funds — 5.9%(d)
Dreyfus Government Cash Management	3.536%		121,014,357	121,014,357 (e)
Total Short-Term Investments				329,014,357
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|17

Consolidated schedule of investments (cont’d)
March 31, 2026
 Franklin Lexington Private Markets Fund
(Percentages shown based on Fund net assets)
Rate	Shares	Value
Total Investments — 100.1%		2,039,039,262
Liabilities in Excess of Other Assets — (0.1)%		(2,839,364)
Total Net Assets — 100.0%		$2,036,199,898

††	Represents less than 0.1%.
*	Non-income producing security.
(a)
Investments have no redemption provisions, are issued in private placement transactions and are restricted to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under acquisition date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026, was $1,709,847,489, or 84.0% of net assets. As of March 31,
2026, the aggregate cost of each investment restricted to resale was $2,718,894, $3,221,502, $4,814,642,
$291,000, $199,000, $6,998,026, $4,063,272, —, $8,879,382, —, $28,550,649, $9,922,695, $3,067,174, $795,545,
$1,278,369, $3,657,209, $2,662,766, $40,975,393, $1,274,402, $1,234,440, $32,126,342, $36,267,487, —,
$355,742, $348,919, $18,429, $208,862, $30,280, $1,062,691, $420,348, $1,638,932, $769,821, $537,513, —,
$36,441, $975,154, $2,816,862, $2,866,993, $6,964,601, $3,903,835, $30,000,000, $318,223, $58,819,
$2,333,069, $11,808,871, $7,160,869, $449,667, $251,443, $1,210,172, $3,574,634, $1,283,642, $9,927,422,
$1,878,869, $32,916,513, $475,068, $31,910,139, $352,205, $6,575,349, $515,576, $1,300,811, $2,244,752,
$1,841,064, $1,442,315, $1,834,080, $2,194,477, $1,010,560, $543,849, $2,182,207, $4,153,678, $8,464,150,
$4,132,357, —, $1,812,848, $8,885,270, —, $6,407,361, $10,653,425, $3,681,581, $21,750,000, $4,621,211,
$6,402,836, $4,170,907, $1,546,088, $145,077, $1,204,163, $4,500,904, $61,430, $255,549, $196,576, $860,020,
$1,090,372, $1,167,170, $356,294, $168,369, $1,239,098, $45,816, $3,680,567, $4,085,095, $2,162,336,
$388,545, $1,624,824, $14,887,476, $1,076,872, $17,507,750, $9,704,842, $1,481,610, $8,284,943, $688,431,
$185,519, $92,145, $638,872, $1,092,126, $461,954, $201,490, $100,131, $130,846, $390,103, $565,647, —,
$479,154, $921,450, $1,068,882, $6,497, $122,783, $3,710,233, $20,086,137, —, $7,505,967, $6,431,169,
$671,635, $647,472, $273,328, $295,171, $7,622,557, $18,551,549, $11,795,076, $58,177,356, $9,375,000,
$18,518,206, $59,710, $35,999,292, $13,123,954, $810,321, $10,187, $8,133,501, $5,424,114, $20,818,703, —,
$36,128,545, $6,875,020, $4,057,751, $2,708,394, $17,095, $2,363,484, —, —, $27,285,910, $6,724,320,
$12,198,500, $13,989,519, $5,374,398, $7,048,930, $6,952,722, $12,210,789, $17,725,025, $2,094,422,
$228,141, $10,081,672, $8,483,856, —, $52,491, $1,570,295, $7,061,770, $6,299,767, $47,818,629, $7,671,962,
$2,625,473, $7,998,720, $3,165,862, $24,093,047, $5,195,014, $15,450,471, $5,688,383, $1,939,476, $1,831,760,
$6,435,642, —, $1,173,702, $1,970,206, $647,129, $203,799, $304,124, $34,426,685, $2,041,293, $257,270,
$603,420, $3,237,926, $2,881,146, —, $7,509,830, $873,861, $12,366,859, $5,012,547, $3,197,269, $5,885,264,
$15,368,526, $3,387,799, $17,859,111, $2,464,860, $3,750,000, $2,629,935, —, —, —, $2,450,297, $5,000,000,
$2,954,545, $9,285,714, $4,330,411, $3,000,000, $2,631,771, $8,010,222, $4,011,983, $10,289,377, $5,000,000,
$1,883,750, $5,068,289, $7,880,574, $5,000,000, $5,501,463, $5,463,710, respectively, totaling $1,334,854,277.

(b)	Investment has been committed to but has not been funded (Note 1).
(c)	Investment is valued using significant unobservable inputs (Note 1).
(d)	The total cost of Investments in Convertible Bonds & Notes and Short-Term Investments as of March 31, 2026 was $329,188,442.
(e)	Rate shown is one-day yield as of the end of the reporting period.

Abbreviation(s) used in this schedule:
USD	—	United States Dollar
See Notes to Consolidated Financial Statements.
18|
Franklin Lexington Private Markets Fund 2026 Annual Report

 Franklin Lexington Private Markets Fund
At March 31, 2026, the Fund had the following open forward foreign currency contracts:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	2,927,550	CAD	4,000,000	HSBC Securities Inc.	4/9/26	$50,973
USD	231,992,000	EUR	200,000,000	HSBC Securities Inc.	4/9/26	722,557
USD	123,793,137	GBP	93,000,000	HSBC Securities Inc.	4/9/26	700,634
USD	3,554,694	SEK	33,000,000	HSBC Securities Inc.	4/9/26	67,092
Net unrealized appreciation on open forward foreign currency contracts						$1,541,256

Abbreviation(s) used in this table:
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
SEK	—	Swedish Krona
USD	—	United States Dollar
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|19

Consolidated statement of assets and liabilities
March 31, 2026

Assets:
Unaffiliated investments, at value (Cost — $1,664,042,719)	$2,039,039,262
Foreign currency, at value (Cost — $2,147,932)	2,159,414
Cash	42,908
Receivable for investment transactions	10,039,732
Unrealized appreciation on forward foreign currency contracts	1,541,256
Deferred loan financing costs (Note 5)	1,278,960
Interest receivable	241,206
Prepaid expenses	125,726
Total Assets	2,054,468,464
Liabilities:
Incentive fee payable (Note 2)	6,623,213
Investment management fee payable	5,670,106
Service and/or distribution fees payable	2,196,615
Deferred tax liability	1,328,746
Legal fees payable	1,045,416
Trustees’ fees payable	114
Accrued expenses	1,404,356
Total Liabilities	18,268,566
Total Net Assets	$2,036,199,898
Net Assets:
Paid-in capital in excess of par value	$1,671,473,906
Total distributable earnings (loss), net of income taxes	364,725,992
Total Net Assets	$2,036,199,898
Net Assets:
Class I	$606,321,367
Class D	$68,745,029
Class S	$678,488,334
Class M	$682,645,168
Shares Outstanding:
Class I	18,822,093
Class D	2,138,773
Class S	21,287,122
Class M	21,306,277
Net Asset Value:
Class I	$32.21
Class D	$32.14
Class S	$31.87
Class M	$32.04
See Notes to Consolidated Financial Statements.
20|
Franklin Lexington Private Markets Fund 2026 Annual Report

Consolidated statement of operations
For the Year Ended March 31, 2026

Investment Income:
Distributions from unaffiliated investments	$12,201,928
Dividends from affiliated investments	9,140,459
Interest	13,435,785
Less: Foreign taxes withheld	(1,063,621)
Total Investment Income	33,714,551
Expenses:
Investment management fee (Note 2)	20,899,750
Incentive fee (Note 2)	36,682,925
Service and/or distribution fees (Notes 2 and 6)	7,726,742
Legal fees	5,541,773
Offering costs (Note 1)	1,381,940
Commitment fees (Note 5)	1,289,166
Transfer agent fees	1,256,598
Investment interest expense	972,028
Fees recaptured by investment manager (Note 2)	962,049
Amortization of deferred financing costs	640,784
Trustees’ fees	433,446
Fund accounting fees	422,422
Audit and tax fees	388,551
Registration fees	136,485
Shareholder reports	23,712
Custody fees	7,669
Insurance	5,402
Miscellaneous expenses	434,337
Total Expenses	79,205,779
Less: Fee waivers and/or expense reimbursements (Notes 2 and 6)	(9,999,832)
Net Expenses	69,205,947
Net Investment Loss	(35,491,396)
Realized and Unrealized Gain (Loss) on Investments, Affiliated Underlying Funds, Capital Gain
Distributions From Unaffiliated Investments, Forward Foreign Currency Contracts and Foreign Currency
Transactions (Notes 1, 3 and 4):

Net Realized Gain (Loss) From:
Sale of affiliated Underlying Funds	(4,896,008)
Unaffiliated investments	456,156
Capital gain distributions from unaffiliated investments	43,705,111
Forward foreign currency contracts	(2,592,260)
Foreign currency transactions	294,866
Net Realized Gain	36,967,865
Change in Net Unrealized Appreciation (Depreciation) From:
Unaffiliated investments	267,039,384
Affiliated investments	1,002,660
Forward foreign currency contracts	1,374,157
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|21

Consolidated statement of operations (cont’d)
For the Year Ended March 31, 2026
Foreign currencies	11,238
Deferred tax expense (Note 11)	(1,328,746)
Change in Net Unrealized Appreciation (Depreciation) , net of income taxes	268,098,693
Net Gain on Investments, Affiliated Underlying Funds, Capital Gain Distributions From Unaffiliated Investments, Forward Foreign Currency Contracts and Foreign Currency Transactions	305,066,558
Increase in Net Assets From Operations	$269,575,162
See Notes to Consolidated Financial Statements.
22|
Franklin Lexington Private Markets Fund 2026 Annual Report

Consolidated statements of changes in net assets

For the Years Ended March 31,	2026	2025†
Operations:
Net investment loss	$(35,491,396)	$(6,842,522)
Net realized gain (loss)	36,967,865	(5,529,899)
Change in net unrealized appreciation (depreciation) , net of income taxes	268,098,693	107,121,677
Increase in Net Assets From Operations	269,575,162	94,749,256
Distributions to Shareholders From (Notes 1 and 7) :
Total distributable earnings	(4,700,475)	—
Decrease in Net Assets From Distributions to Shareholders	(4,700,475)	—
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	555,634,204	1,127,408,213
Reinvestment of distributions	3,825,282	—
Cost of shares repurchased through tender offer (Note 9)	(10,341,717)	—
Redemption fees (Note 1(j))	49,973	—
Increase in Net Assets From Fund Share Transactions	549,167,742	1,127,408,213
Increase in Net Assets	814,042,429	1,222,157,469
Net Assets:
Beginning of year	1,222,157,469	—
End of year	$2,036,199,898	$1,222,157,469

†	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|23

Consolidated statement of cash flows
For the Year Ended March 31, 2026

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$269,575,162
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio investments	(713,309,692)
Sales of portfolio investments	171,926,219
Net purchases, sales and maturities of short-term investments	48,226,064
Net amortization of premium (accretion of discount)	(1,938,740)
Increase in receivable for investment transactions	(10,039,732)
Increase in interest receivable	(11,005)
Increase in prepaid expenses	(58,602)
Decrease in receivable from investment manager	428,175
Decrease in deferred offering costs	1,166,041
Decrease in miscellaneous assets	557,052
Decrease in payable for offering costs	(1,061,014)
Decrease in payable for organization costs	(873,500)
Decrease in deferred loan financing costs	455,049
Decrease in payable for securities purchased	(49,979,195)
Increase in investment management fee payable	5,670,106
Increase in incentive fee payable	2,057,510
Decrease in Trustees’ fees payable	(41,276)
Increase in legal fees payable	1,045,416
Decrease in payable for loan financing costs	(1,735,591)
Increase in deferred tax liability	1,328,746
Increase in service and/or distribution fees payable	983,311
Decrease in accrued expenses	(1,687,809)
Net realized loss on investments	4,439,853
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	(269,416,201)
Net Cash Used in Operating Activities*	(542,293,653)
Cash Flows from Financing Activities:
Distributions paid on common stock	(875,193)
Proceeds from sale of shares	555,634,204
Payment for shares repurchased through tender offer (net of redemption fees)	(10,291,744)
Net Cash Provided by Financing Activities	544,467,267
Net Increase in Cash and Restricted Cash	2,173,614
Cash and restricted cash at beginning of year	28,708
Cash and restricted cash at end of year	$2,202,322

*	Included in operating expenses is $2,261,194 paid for interest and commitment fees on borrowings.
See Notes to Consolidated Financial Statements.
24|
Franklin Lexington Private Markets Fund 2026 Annual Report

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the
Consolidated Statement of Cash Flows.
March 31, 2026
Cash	$2,202,322
Restricted cash	—
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$2,202,322
Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts. It is separately reported on the Consolidated Statement of Assets and Liabilities as
Deposits with brokers.
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$3,825,282
See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|25

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class I Shares[1]	2026	2025[2]
Net asset value, beginning of year	$27.49	$25.00
Income (loss) from operations:
Net investment loss	(0.52)	(0.15)
Net realized and unrealized gain	5.32	2.64
Total income from operations	4.80	2.49
Less distributions from:
Net realized gains	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of year	$32.21	$27.49
Total return[3,4]	17.47%	9.96%
Net assets, end of year (millions)	$606	$344
Ratios to average net assets:
Gross expenses[5]	4.34%	4.16%[6]
Net expenses[5,7,8]	3.74	2.37 [6]
Net investment income (loss)[5]	(1.73)	0.03 [6]
Portfolio turnover rate	13%	0%

See Notes to Consolidated Financial Statements.
26|
Franklin Lexington Private Markets Fund 2026 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
[3]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[4]
Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
Additionally, if incentive fees and related waivers, as applicable, (which are not annualized) had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.14%, 1.54% and
0.46%, respectively for the year ended March 31, 2026, and 3.10%, 1.62% and 0.78%, respectively, for the period ended March 31, 2025.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]	Reflects fee waivers and/or expense reimbursements.
[8]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|27

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class D Shares[1]	2026	2025[2]
Net asset value, beginning of year	$27.48	$25.00
Income (loss) from operations:
Net investment loss	(0.53)	(0.20)
Net realized and unrealized gain	5.27	2.68
Total income from operations	4.74	2.48
Less distributions from:
Net realized gains	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of year	$32.14	$27.48
Total return[3,4]	17.26%	9.92%
Net assets, end of year (000s)	$68,745	$54,225
Ratios to average net assets:
Gross expenses[5]	4.50%	4.27%[6]
Net expenses[5,7,8]	3.90	2.57 [6]
Net investment loss[5]	(1.78)	(0.17)[6]
Portfolio turnover rate	13%	0%

See Notes to Consolidated Financial Statements.
28|
Franklin Lexington Private Markets Fund 2026 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
[3]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[4]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
Additionally, if incentive fees and related waivers, as applicable, (which are not annualized) had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.30%, 1.70% and
0.42%, respectively for the year ended March 31, 2026, and 3.21%, 1.82% and 0.58%, respectively, for the period ended March 31, 2025.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]	Reflects fee waivers and/or expense reimbursements.
[8]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|29

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class S Shares[1]	2026	2025[2]
Net asset value, beginning of year	$27.42	$25.00
Income (loss) from operations:
Net investment loss	(0.75)	(0.20)
Net realized and unrealized gain	5.28	2.62
Total income from operations	4.53	2.42
Less distributions from:
Net realized gains	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of year	$31.87	$27.42
Total return[3,4]	16.53%	9.68%
Net assets, end of year (millions)	$678	$398
Ratios to average net assets:
Gross expenses[5]	5.14%	4.99%[6]
Net expenses[5,7,8]	4.54	3.21 [6]
Net investment loss[5]	(2.53)	(0.76)[6]
Portfolio turnover rate	13%	0%

See Notes to Consolidated Financial Statements.
30|
Franklin Lexington Private Markets Fund 2026 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
[3]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[4]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
Additionally, if incentive fees and related waivers, as applicable, (which are not annualized) had been excluded, the gross expense ratio, net expense ratio, and net investment loss ratio would have been 2.94%, 2.34% and (0.33)%, respectively for the year ended March 31, 2026, and 3.94%, 2.47% and (0.02)%,respectively, for the period ended
March 31, 2025.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]	Reflects fee waivers and/or expense reimbursements.
[8]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout the year ended March 31, unless otherwise noted:
Class M Shares[1]	2026	2025[2]
Net asset value, beginning of year	$27.46	$25.00
Income (loss) from operations:
Net investment loss	(0.63)	(0.23)
Net realized and unrealized gain	5.29	2.69
Total income from operations	4.66	2.46
Less distributions from:
Net realized gains	(0.08)	—
Total distributions	(0.08)	—
Net asset value, end of year	$32.04	$27.46
Total return[3,4]	16.98%	9.84%
Net assets, end of year (millions)	$683	$426
Ratios to average net assets:
Gross expenses[5]	4.75%	4.55%[6]
Net expenses[5,7,8]	4.15	2.84 [6]
Net investment loss[5]	(2.12)	(0.48)[6]
Portfolio turnover rate	13%	0%

See Notes to Consolidated Financial Statements.
32|
Franklin Lexington Private Markets Fund 2026 Annual Report

[1]	Per share amounts have been calculated using the average shares method.
[2]	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
[3]
Total return information is based on net asset values inclusive of adjustments made for U.S. GAAP financial reporting purposes. Accordingly, returns presented in these Consolidated Financial Highlights may differ from returns based on net asset values calculated for shareholder transactions.

[4]
Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]
Does not include fees and expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.
Additionally, if incentive fees and related waivers, as applicable, (which are not annualized) had been excluded, the gross expense ratio, net expense ratio, and net investment income ratio would have been 2.56%, 1.96% and
0.08%, respectively for the year ended March 31, 2026, and 3.49%, 2.10% and 0.26%, respectively, for the period ended March 31, 2025.

[6]	Annualized, except for organization costs, incentive fee, and related waivers (Note 2).
[7]	Reflects fee waivers and/or expense reimbursements.
[8]
Pursuant to the Expense Limitation Agreement with the Fund, the Manager has agreed to waive fees and/or assume expenses of the Fund, if required, to ensure certain annual operating expenses do not exceed 0.50% per annum of the average monthly net assets. The Manager is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month the Manager earned the fee or incurred the expense. This expense limitation arrangement cannot be terminated prior to December 31, 2027 without the Board of Trustees’ consent.
Refer to Note 2 for additional information. In addition, the Manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.

See Notes to Consolidated Financial Statements.
Franklin Lexington Private Markets Fund 2026 Annual Report
|33

Notes to consolidated financial statements
1. Organization and significant accounting policies
Franklin Lexington Private Markets Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on December 20, 2024.
The Fund’s investment objective is to seek long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund has the flexibility to invest in Private Assets across asset types, including but not limited to buyout, growth, venture, credit, mezzanine, infrastructure, energy and other real assets (i.e., assets that have physical properties, such as natural resources, infrastructure and commodities), subject to compliance with its investment strategies and restrictions and applicable law, including the 1940 Act. The Fund may gain access to Private Assets through a number of different approaches, including: (i) by acquiring interests in Secondary Funds, which are investment vehicles, the interests in which are acquired by the Fund through purchases from existing investors; (ii) by acquiring interests in Primary Funds, which are investments vehicles (other than Secondary Funds) acquired by the Fund through commitments to the issuer (collectively with Secondary Funds, the “Portfolio Funds”); and (iii) by making Co-Investments, which are investments primarily alongside transaction sponsors in the same class of equity or debt securities or other instruments as such transaction sponsors. The Fund also intends to invest a portion of its assets in liquid assets, including cash and cash equivalents, liquid fixed income securities and other credit instruments, derivatives and other investment companies, including money market funds and exchange-traded funds (“Liquid Assets”).
The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”). The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a manner intended to enable it to comply with certain U.S. federal income tax requirements or for the purpose of facilitating its use of permitted borrowings. These financial statements are consolidated financial statements of the Fund and its wholly-owned Subsidiaries. All intercompany accounts and transactions have been eliminated in the consolidation for the Fund.
As of March 31, 2026, the Fund’s wholly-owned subsidiaries are: FLEX Splitter LP, FLEX Delaware LLC, FLEX Cayman LP, FLEX Cayman GP LLC, FLEX Subsidiary LLC, and FLEX Intermediary LLC. FLEX Splitter LP invests primarily in Portfolio Funds and Co-Investments through capital contributed by its partners FLEX Delaware LLC (“Onshore Sub”), FLEX Cayman LP (“Offshore Sub”) and, indirectly, the Fund. FLEX Cayman GP LLC, FLEX Subsidiary LLC and FLEX Intermediary LLC are treated as disregarded entities of the Fund for tax purposes. As of March 31, 2026, 1.65% and 3.05% of the Fund’s total market value of investments are directly or indirectly held by Onshore Sub and Offshore Sub, respectively.
The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services –
34|
Franklin Lexington Private Markets Fund 2026 Annual Report

Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.
(a) Investment valuation.  The Fund calculates its net asset value on a monthly basis by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.
Valuation oversight
Pursuant to policies adopted by the Board of Trustees (the “Board”), the Manager has been designated as the valuation designee and is responsible for the oversight of the monthly valuation process. The Board has designated the Manager to perform these fair value determinations relating to the value of such investments, in accordance with such procedures and Rule 2a-5 under the 1940 Act. The Fund’s Manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s Manager and the Board. The Board oversees the Valuation Committee’s implementation of the valuation policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. In its fair valuation process of Portfolio Funds and Co-Investments, the Valuation Committee may consult with the Fund’s sub-adviser, Lexington Advisors LLC (“Lexington”), to seek any unique insights Lexington may have regarding the value of the Fund’s Private Assets. However, Lexington will not determine the fair values assigned to the Fund’s assets. The value of the Fund’s assets will be based on information reasonably available at the time the valuation is made, and that the Valuation Committee believes to be reliable.
Private Assets
The fair values of the Fund’s investments in Portfolio Funds and certain Co-Investments are generally determined monthly using the net asset value (“NAV”) as a practical expedient in accordance with FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). Portfolio Funds are generally valued based on the latest NAV reported by a Portfolio Fund manager or general partner. Similarly, many Co-Investments are generally valued based on the valuation information provided by the lead or sponsoring private investor. When determining
Franklin Lexington Private Markets Fund 2026 Annual Report
|35

Notes to consolidated financial statements (cont’d)
the fair values of Portfolio Funds, the Fund also considers public index returns which may be relevant to individual Portfolio Funds for purposes of considering any adjustments to the fair value of each Portfolio Fund. In addition, the Fund also assesses any public company exposure held by Portfolio Funds, including any material events or price movement, for purposes of determining fair value at the measurement date. The valuation of Portfolio Funds may be based on imperfect information and is subject to inherent uncertainties.
To the extent the Valuation Committee is either unable to utilize the practical expedient under ASC 820, or where the Valuation Committee determines that use of the practical expedient is not appropriate as it will not result in a price that represents the fair value of an investment, the Valuation Committee will make a fair value determination.
Liquid Assets
The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-backed securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the net asset value closing per share of each fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third-party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the Manager to be unreliable, the market price may be determined by the Manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board.
GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
•
 Level 1 — unadjusted quoted prices in active markets for identical investments
36|
Franklin Lexington Private Markets Fund 2026 Annual Report

•
 Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•
 Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Investments valued at NAV	Total
Long-Term Investments†:
Convertible Bonds & Notes	—	—	$177,416	—	$177,416
Other Investments:
Secondary Investments	—	—	36,708,696	$1,481,828,704	1,518,537,400
Co-Investments	—	—	40,148,933	151,161,156	191,310,089
Total Long-Term Investments	—	—	77,035,045	1,632,989,860	1,710,024,905
Short-Term Investments†:
Time Deposits	—	$208,000,000	—	—	208,000,000
Money Market Funds	$121,014,357	—	—	—	121,014,357
Total Short-Term Investments	121,014,357	208,000,000	—	—	329,014,357
Total Investments	$121,014,357	$208,000,000	$77,035,045	$1,632,989,860	$2,039,039,262
Other Financial Instruments:
Forward Foreign Currency Contracts††	—	$1,541,256	—	—	$1,541,256
Total	$121,014,357	$209,541,256	$77,035,045	$1,632,989,860	$2,040,580,518

†	See Consolidated Schedule of Investments for additional detailed categorizations.
††	Reflects the unrealized appreciation (depreciation) of the instruments.
Certain investments in Secondary Investments and Co-Investments are recorded at fair value, using NAV as a practical expedient. Secondary Investments and Co-Investments with a fair value of $1,632,989,860 are excluded from the fair value hierarchy as of March 31, 2026. Additionally, Secondary Investments and Co-Investments with a fair value of
Franklin Lexington Private Markets Fund 2026 Annual Report
|37

Notes to consolidated financial statements (cont’d)
$57,834,210 are valued at cost based on recent transaction prices as of March 31, 2026, and classified as level 3 in the table above.
A listing of Private Asset types held by the Fund and related attributes, as of March 31, 2026, are shown in the below table:

Investment Category	Fair Value	Unfunded Commitments	Estimated Remaining Life	Redemption Frequency*	Notice Period (In Days)	Redemption Restriction Terms**
Co-Investments	$191,310,089	$47,746,267	2-8 years	None	N/A	Liquidity in the form of distributions from Private Asset investments
Secondary Investments	1,518,537,400	439,089,396	1-12 years	None	N/A	Liquidity in the form of distributions from Private Asset investments

*
The information summarized in the table above represents the general terms for the specified investment type.
Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated
for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**
Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will generally occur over the life of Private Asset investments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of March 31, 2025	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Secondary Investments	$3,705,579	—	—	$(615,973)	$37,347,074
Co-Investments	—	—	—	2,302,108	34,892,279
Convertible Bonds & Notes	—	—	—	3,331	174,085
Total	$3,705,579	—	—	$1,689,466	$72,413,438

[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying
Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

38|
Franklin Lexington Private Markets Fund 2026 Annual Report

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of March 31, 2026	Net change in unrealized appreciation (depreciation) for investments in securities still held at March 31, 2026[1]
Secondary Investments	$(22,405)	—	$(3,705,579)	$36,708,696	$(615,973)
Co-Investments	—	$2,954,546	—	40,148,933	2,302,108
Convertible Bonds & Notes:	—	—	—	177,416	3,331
Total	$(22,405)	$2,954,546	$(3,705,579)	$77,035,045	$1,689,466
Changes in inputs or methodologies used for valuing investments or the availability of reliable reporting from underlying fund managers or sponsors may result in transfers in or out of levels within the fair value hierarchy.
[1]
This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying
Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of non-USD positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.
Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
(c) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.
(d) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon
Franklin Lexington Private Markets Fund 2026 Annual Report
|39

Notes to consolidated financial statements (cont’d)
prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
(e) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
(f) Other risks. The Fund’s investments in Portfolio Funds and Co-Investments are subject to a number of risks. These interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Fund will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Fund will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.
(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks.
40|
Franklin Lexington Private Markets Fund 2026 Annual Report

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.
With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.
The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.
Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported
Franklin Lexington Private Markets Fund 2026 Annual Report
|41

Notes to consolidated financial statements (cont’d)
separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.
As of March 31, 2026, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.
(h) Investment transactions and investment income. Investment transactions are accounted for on a trade date basis. Distributions received from Portfolio Funds and Co-Investments occur at irregular intervals and the exact timing of the distribution cannot be determined. The classification of distributions is based on the information received from the investment manager or administrator of the  Portfolio Funds and Co-Investments and it can be in cash or in-kind, including interest income and dividend income, realized gains and return of capital. Return of capital or security distributions received from Portfolio Funds and Co-Investments are accounted for as a reduction to cost.
Interest income (including interest income from payment-in-kind securities) is recorded on the accrual basis. Amortization of premiums and accretion of discounts on debt securities are recorded to interest income over the lives of the respective securities, except for premiums on certain callable debt securities, which are amortized to the earliest call date. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.
(i) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
(j) Redemption fees. Shares redeemed prior to 12 months from the original issue date are subject to a 2% early redemption fee. Shares acquired through dividend reinvestment are not subject to the redemption fee. The redemption fee is accounted for as an addition to paid-in capital.
(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.
(l) Compensating balance arrangements. The Fund had an arrangement with its custodian bank whereby a portion of the custodian’s fees was paid indirectly by credits earned on the Fund’s cash on deposit with the bank. Effective April 1, 2025, any cash on deposit with the bank will earn interest and be recognized as interest income on the Consolidated Statement of Operations.
(m) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.
42|
Franklin Lexington Private Markets Fund 2026 Annual Report

(n) Offering costs. Costs incurred by the Fund in connection with offering of the Fund’s shares at the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.
(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.However, the Fund does invest in one domestic and one foreign blocker which requires an estimated provision for income taxes. See Note 11.
The Fund has adopted September 30 as its tax year end.
The Portfolio Funds in which the Fund invests are generally treated as partnerships for federal income tax purposes. As a partner in the Portfolio Fund, the Fund reports its allocable share of the Portfolio Fund’s taxable income in computing its own taxable income. The distributions paid by the Portfolio Funds generally do not constitute income for tax purposes. This may result in the Fund’s taxable income being substantially different than its book income in any given year.
The Fund, and entities in which the Fund invests, may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund’s taxable income or tax liability for prior taxable years could be adjusted if there is an audit of the Fund, or of any entity that is treated as a partnership for tax purposes in which the Fund holds an equity interest. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a “deficiency dividend” to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest in connection with such an adjustment.
Onshore Sub and Offshore Sub have elected to be treated as C-corporations for tax purposes and therefore are required to recognize an estimate of current and deferred income taxes in the Consolidated Financial Statements. Onshore Sub is subject to U.S. federal and state income tax while Offshore Sub is subject to U.S. federal withholding tax, state tax, and income and branch profits tax on effectively connected income (“ECI”) - i.e., income that is effectively connected with the conduct of a U.S. trade or business.
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. If Onshore Sub or Offshore Sub have a deferred tax asset, consideration is given to whether a valuation allowance is required.
Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2026, no provision for income tax is
Franklin Lexington Private Markets Fund 2026 Annual Report
|43

Notes to consolidated financial statements (cont’d)
required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for the fiscal year periods since inception are subject to examination by the Internal Revenue Service and state departments of revenue.
Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$5,102,049	$(5,102,049)
(a)
Reclassifications are due to net operating losses and non-deductible offering costs for tax purposes as of the tax year ended September 30, 2025.
2. Investment management agreement and other transactions with affiliates
Franklin Templeton Fund Adviser, LLC (“FTFA”) is the Fund’s investment manager. Lexington serves as a sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Private Assets.
Franklin Advisers, Inc. (“FAV”) also serves as a sub-adviser to the Fund and is responsible for making investment decisions for the Fund’s investments in Liquid Assets and Private Assets and allocating assets between the Private Asset portion of the portfolio and the Liquid Asset portion of the portfolio.
FTFA and Lexington are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. FAV is a direct, wholly-owned subsidiary of Franklin Resources, Inc.
Management Fee
In consideration of the management services provided by FTFA, the Fund pays FTFA a quarterly management fee at an annual rate of 1.25% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to FTFA, the value of the Fund’s net assets will be calculated prior to the inclusion of the Management Fee and Incentive Fee (as defined below), if any, payable to FTFA or to any purchases or repurchases of shares of the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Management Fee is paid to FTFA out of the Fund’s assets, and therefore decreases the net profits or increases the net losses of the Fund. FTFA voluntarily waived its Management fee from December 20, 2024 through October 1, 2025.
44|
Franklin Lexington Private Markets Fund 2026 Annual Report

Purchased shares are incorporated into the beginning of month net asset value and included in the computation of the Management Fee payable.
Incentive Fee
At the end of each calendar quarter, FTFA will be entitled to receive an incentive fee equal to 12.50% of the excess, if any, of (i) the Net Profits (as defined below) of the Fund for the relevant period over (ii) the then balance, if any, of the sum of the Hurdle Amount (as defined below) and the Loss Recovery Account (as defined below) (the “Incentive Fee”).
FTFA will be entitled to receive an Incentive Fee in an amount equal to:
•  First, if the Net Profits for the applicable period exceeds the sum of the Hurdle Amount for that period and the Loss Recovery Account (any such excess, “Excess Profits”), 100% of such Excess Profits until the total amount allocated to FTFA equals 12.5% of the sum of (x) the Hurdle Amount for that period and (y) any amount allocated to FTFA pursuant to this clause (any such amount, the “Catch-Up”); and
•  Second, to the extent there are remaining Excess Profits, 12.5% of such remaining Excess Profits.
“Net Profits” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the end of such quarter, (B) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and(C) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP exceeds (ii) the sum of (X) the net asset value of the Fund as of the beginning of such quarter and (Y) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment through the DRIP of dividends paid, or other distributions made, by the Fund through the DRIP). FTFA will pay a portion of the Incentive Fee to Lexington.
“Hurdle Amount” means, for any quarter, that amount that results in a 5% annualized internal rate of return on the net asset value of the Fund as of the beginning of the quarter and the aggregate issue price of shares of the Fund issued during such quarter, taking into account:
(i) the timing and amount of all distributions accrued or paid (without duplication) on all shares of the Fund minus Fund expenses (excluding distribution and servicing fees); and
(ii) all issuances of shares of the Fund over the period.
The ending net asset value of shares of the Fund used in calculating the internal rate of return will be calculated before giving effect to any allocation/accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees. For the avoidance of doubt, the calculation of the Hurdle Amount for any period will exclude any shares of the Fund repurchased during such period.
Franklin Lexington Private Markets Fund 2026 Annual Report
|45

Notes to consolidated financial statements (cont’d)
Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.
“Loss Recovery Account” means a memorandum account maintained by the Fund, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, before giving effect to any repurchases or distributions for such quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Loss Recovery Account, the term “net losses” shall mean the amount by which (i) the sum of (A) the net asset value of the Fund as of the beginning of such quarter and (B) the aggregate issue price of shares of the Fund issued during such quarter (excluding any shares of such class issued in connection with the reinvestment of dividends paid, or other distributions made, by the Fund through the dividend reinvestment plan (the “DRIP”)) exceeds (ii) the sum of (X) the net asset value of the Fund as of the end of such quarter, (Y) the aggregate repurchase price of all shares repurchased by the Fund during such quarter and (Z) the amount of dividends and other distributions paid in respect of the Fund during such quarter and not reinvested in additional shares through the DRIP. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of shares. For purposes of the “net losses” calculation, the net asset value shall include unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). Incentive Fees are accrued monthly and paid quarterly. For purposes of calculating Incentive Fees, such accruals are not deducted from net asset value.
FTFA does not return to the Fund amounts paid to it on net profits that the Fund has not yet received in cash if such amounts are not ultimately received by the Fund in cash. If the Fund does not ultimately receive amounts in cash, a loss would be recognized, which would increase the amount of the Loss Recovery Account and reduce future Incentive Fee payments.
Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and FTFA is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received.
No Incentive Fee will be paid by the Fund directly to Lexington, unless Lexington elects to receive all or a portion of its Incentive Fee receivable from FTFA under its Sub-Advisory Agreement in shares, in which case the Fund could issue such shares directly to Lexington.
46|
Franklin Lexington Private Markets Fund 2026 Annual Report

Sub-Advisory Fee
Lexington and FAV receive an annual Sub-Advisory Fee (the “Sub-Advisory Fee”), payable quarterly, from FTFA. No Sub-Advisory Fees will be paid by the Fund directly to Lexington or FAV, unless Lexington or FAV elects to receive all or a portion of its Sub-Advisory Fee receivable from FTFA under their sub-advisory agreement in shares, in which case the Fund could issue such shares directly to Lexington or FAV, as applicable.
Payment of Management Fee, Sub-Advisory Fee or Incentive Fee in Shares
The Fund has received an exemptive order from the SEC that permits the Fund to pay FTFA, Lexington and/or FAV all or a portion of its Management Fee, Sub-Advisory Fee and/or Incentive Fee, as applicable, in shares in lieu of paying FTFA an equivalent amount of such fees in cash. As a condition of this exemptive relief, FTFA, Lexington and FAV commit not to sell any such shares received in lieu of a cash payment of its Management Fee, Sub-Advisory Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances.
Expense Limitation
Pursuant to the Expense Limitation Agreement with the Fund, FTFA has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, Incentive Fee, any distribution and servicing fee, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit), valuation service providers and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of shares. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with an investment in an affiliated fund.
With respect to each class of shares, the Fund agrees to repay FTFA any fees waived or expenses assumed under the Expense Limitation Agreement for such class of shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays FTFA, whichever is lower. FTFA is permitted to recapture amounts forgone or reimbursed within thirty-six months after the month in which FTFA earned the fee or incurred the expense. These arrangements cannot be terminated prior to December 31, 2027 without the consent of the Board.
During the year ended March 31, 2026, fees waived and/or expenses reimbursed amounted to $9,999,832, which included an affiliated fund waiver of $569,852.
Franklin Lexington Private Markets Fund 2026 Annual Report
|47

Notes to consolidated financial statements (cont’d)
Pursuant to these arrangements, at March 31, 2026, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by FTFA, summarized by fiscal year end of expiration, as follows:

	Class I	Class D	Class S	Class M
March 31, 2027	—	—	—	—
March 31, 2028	$127,272	$16,279	$144,171	$157,675
March 31, 2029	—	—	—	—
Total fee waivers/expense reimbursements subject to recapture	$127,272	$16,279	$144,171	$157,675
For the year ended March 31, 2026, fee waivers and/or expense reimbursements recaptured by FTFA were as follows:

	Class I	Class D	Class S	Class M
FTFA recaptured	$314,500	$26,118	$356,099	$265,332
Franklin Distributors, LLC (“Franklin Distributors”) serves as the Fund’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources, Inc. (“Franklin Resources”).
All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.
3. Investments
During the year ended March 31, 2026, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$713,309,692
Sales	171,926,219
At March 31, 2026, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$1,650,059,284	$432,397,459	$(43,417,481)	$388,979,978
Forward foreign currency contracts	—	1,541,256	—	1,541,256
48|
Franklin Lexington Private Markets Fund 2026 Annual Report

4. Derivative instruments and hedging activities
Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at March 31, 2026.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$1,541,256

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.
The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended March 31, 2026. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$(2,592,260)

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$1,374,157
During the year ended March 31, 2026, the volume of derivative activity for the Fund was as follows:

Average Market Value*
Forward foreign currency contracts (to buy)†	$548,233
Forward foreign currency contracts (to sell)	280,950,136

*	Based on the average of the market values at each month-end during the period.
†	At March 31, 2026, there were no open positions held in this derivative.
Franklin Lexington Private Markets Fund 2026 Annual Report
|49

Notes to consolidated financial statements (cont’d)
The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2026.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
HSBC Securities Inc.	$1,541,256	—	$1,541,256	—	$1,541,256

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.
[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
5. Loan
Effective March 31, 2025, the Fund, through it’s wholly-owned subsidiary, FLEX Subsidiary LLC, entered into a revolving credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (the “Lender”) which allows for borrowings on a committed basis in an aggregate principal amount up to $125,000,000, with increases in commitments up to $175,000,000, subject to approval by the Lender and restrictions imposed on borrowings under the 1940 Act. The initial maturity date of the Credit Agreement is March 31, 2028. Subject to certain conditions, the maturity date may be extended for one or more additional periods of up to one year each. Financing costs incurred in connection with the Credit Agreement were $1,921,326. These financing costs are recorded as a deferred charge and amortized through the initial maturity date of the Credit Agreement. The Fund pays an ongoing commitment fee on the unused portion of the loan commitment. Interest on the Credit Agreement is calculated at a variable rate based on Term SOFR plus any applicable margin. The Credit Agreement contains customary covenants that, among other things, may limit the ability to pay distributions in certain circumstances, incur additional debt, and engage in certain transactions. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the ability to utilize borrowing under the agreement. For the year ended March 31, 2026, the Fund incurred commitment fees of $1,289,166. At March 31, 2026, the Fund had no borrowings outstanding under the Credit Agreement.
6. Class specific expenses, waivers and/or expense reimbursements
The Fund’s Board has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees for Class S, Class D and Class M shares calculated at an annual rate of up to 0.85%, 0.25% and 0.50%, respectively, of its based on the aggregate net assets of the Fund attributable to such class. Class I shares are not subject to any distribution and servicing fee and do not bear any expenses associated therewith.
50|
Franklin Lexington Private Markets Fund 2026 Annual Report

For the year ended March 31, 2026, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	$5,000	$567,707
Class D	152,687	25,532
Class S	4,651,116	354,649
Class M	2,917,939	308,710
Total	$7,726,742	$1,256,598
For the year ended March 31, 2026, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$2,896,184
Class D	353,205
Class S	3,265,355
Class M	3,485,088
Total	$9,999,832
7. Distributions to shareholders by class

	Year Ended March 31, 2026	Period Ended March 31, 2025
Net Realized Gains:
Class I	$1,357,903	—
Class D	156,147	—
Class S	1,556,099	—
Class M	1,630,326	—
Total	$4,700,475	—
8. Capital shares
The Fund offers four separate classes of shares of beneficial interest (“Shares”) designated as Class I Shares, Class D Shares, Class S Shares and Class M Shares. The Shares will generally be offered on the first business day of each month at the NAV per Share on that day. The minimum initial investment in Class S Shares, Class D Shares and Class M Shares is $25,000. The minimum initial investment in Class I Shares is $1,000,000. Investors purchasing Class D Shares, Class S Shares, or Class M Shares through certain financial intermediaries may be subject to transaction or other fees, including upfront placement fees or brokerage commissions. These fees are capped at 3.0% of the NAV for Class S Shares, Class D Shares, and Class M Shares. No upfront sales load will be paid with respect to Class I Shares, Class D Shares, Class S Shares, or Class M Shares. At March 31, 2026,
Franklin Lexington Private Markets Fund 2026 Annual Report
|51

Notes to consolidated financial statements (cont’d)
the Trust had an unlimited number of Shares of capital stock authorized with no par value per share. Transactions in Shares of each class were as follows:

	Year Ended March 31, 2026		Period Ended March 31, 2025[1]
	Shares	Amount	Shares	Amount
Class I
Shares issued	6,408,764	$186,449,682	12,499,509	$316,753,129
Shares issued on reinvestment	33,143	1,023,797	—	—
Shares repurchased through tender offer	(119,323)	(3,674,635)	—	—
Redemption fees	—	14,500	—	—
Net increase	6,322,584	$183,813,344	12,499,509	$316,753,129
Class D
Shares issued	160,154	$4,999,995	1,973,552	$50,000,000
Shares issued on reinvestment	5,067	156,147	—	—
Shares repurchased through tender offer	—	—	—	—
Redemption fees	—	1,726	—	—
Net increase	165,221	$5,157,868	1,973,552	$50,000,000
Class S
Shares issued	6,836,998	$197,756,510	14,508,453	$365,980,084
Shares issued on reinvestment	39,289	1,202,616	—	—
Shares repurchased through tender offer	(97,618)	(2,911,582)	—	—
Redemption fees	—	16,237	—	—
Net increase	6,778,669	$196,063,781	14,508,453	$365,980,084
Class M
Shares issued	5,852,764	$166,428,017	15,528,725	$394,675,000
Shares issued on reinvestment	46,918	1,442,722	—	—
Shares repurchased through tender offer	(122,130)	(3,755,500)	—	—
Redemption fees	—	17,510	—	—
Net increase	5,777,552	$164,132,749	15,528,725	$394,675,000

[1]	For the period December 20, 2024 (commencement of operations) to March 31, 2025.
9. Tender offers
To provide a limited degree of liquidity to shareholders, at the sole discretion of the Manager and subject to the Board’s approval, the Fund may from time to time offer to repurchase shares pursuant to written tenders by shareholders. The Manager anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. The Manager currently expects to recommend to the Board that the Fund conducts its first
52|
Franklin Lexington Private Markets Fund 2026 Annual Report

repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine).
Any repurchases of shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. In determining whether the Fund should offer to repurchase shares from shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Manager as well as a variety of other operational, business and economic factors. The Fund may repurchase less than the full amount that shareholders request to be repurchased.
A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares.

Commencement Date	Expiration Date	Payment Date	Share Class	Total Shares Tendered	Total Shares Accepted	Purchase Price
2/13/2026	3/16/2026	5/14/2026	Class I	214,295	214,295	$31.64
			Class S	274,731	274,731	$31.30
			Class M	702,953	702,953	$31.47
11/14/2025	12/15/2025	2/13/2026	Class I	111,941	111,941	$30.89
			Class S	43,608	43,608	$30.61
			Class M	122,130	122,130	$30.75
8/15/2025	9/15/2025	11/14/2025	Class I	7,339	7,339	$29.54
			Class S	60,000	60,000	$29.34
10. Transactions with affiliated company
As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following investments were considered affiliated companies for all or some portion of the year ended March 31, 2026. The following transactions were effected in such Underlying Funds for the year ended March 31, 2026.

	Affiliate Value at March 31, 2025	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Franklin Senior Loan ETF	$175,284,215	—	—	$171,390,867	7,282,269

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at March 31, 2026
Franklin Senior Loan ETF	$(4,896,008)	$9,140,459	$1,002,660	—
Franklin Lexington Private Markets Fund 2026 Annual Report
|53

Notes to consolidated financial statements (cont’d)
11. Income tax information and distributions to shareholders
For the tax year ended September 30, 2025 the Fund did not make any distributions. The Fund paid distributions out of long-term capital gains of $4,700,475 on December 31, 2025.
As of September 30, 2025, the components of distributable earnings (loss) on a tax basis were as follows:

Deferred capital losses*	$(9,931)
Late Year Loss Deferrals (^)	(29,566,055)
Other book/tax temporary differences(a)	(187,473)
Unrealized appreciation (depreciation)(b)	352,842,485
Total distributable earnings (loss) — net	$323,079,026

*
These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(^)	These qualified late-year ordinary losses have been deferred to the first day of the next taxable year.
(a)
Other book/tax temporary differences are attributable to the realization for tax purposes on unrealized gains
(losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses

(b)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to book/
tax differences in the treatment of partnership investments and passive foreign investment companies.

Onshore Sub’s income taxes have been computed by applying the U.S. federal statutory income tax rate of 21%. This rate was applied to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).
Onshore Sub’s provision for income taxes for the period ended March 31, 2026, of $1,328,746 equaled the amount derived from applying the statutory income tax rate. There were no reconciling items.
As of March 31, 2026, Onshore Sub had a deferred tax liability of $1,328,746 related to unrealized gains on its investment in private assets.
As of March 31, 2026, no provision for income taxes was required for Offshore Sub.
12. Operating segments
The Fund operates as a single operating segment, which is an investment portfolio. A management group assigned to the Fund within the Fund’s investment manager serves as the Chief Operating Decision Maker (“CODM”) and is responsible for evaluating the Fund’s operating results and allocating resources in accordance with the Fund’s investment strategy. Internal reporting provided to the CODM aligns with the accounting policies and measurement principles used in the financial statements.
For information regarding segment assets, segment profit or loss, and significant expenses, refer to the Consolidated Statement of Assets and Liabilities and the Consolidated Statement of Operations, along with the related Notes to Consolidated Financial
54|
Franklin Lexington Private Markets Fund 2026 Annual Report

Statements. The Fund’s Consolidated Schedule of Investments provides details of the Fund’s investments that generate returns such as interest, dividends, and realized and unrealized gains or losses. Performance metrics, including portfolio turnover and expense ratios, are disclosed in the Consolidated Financial Highlights.
Franklin Lexington Private Markets Fund 2026 Annual Report
|55

Report of independent registered public accounting firm
To the Board of Trustees and Shareholders of Franklin Lexington Private Markets Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Franklin Lexington Private Markets Fund and its subsidiaries (the “Fund”) as of March 31, 2026, the related consolidated statements of operations and cash flows, for the year ended March 31, 2026 and the consolidated statement of changes in net assets and the consolidated financial highlights for the year ended March 31, 2026 and for the period December 20, 2024 (commencement of operations) through March 31, 2025, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations and its cash flows for the year ended March 31, 2026, and the changes in its net assets and the financial highlights for the year ended March 31, 2026 and for the period December 20, 2024 (commencement of operations) through March 31, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, underlying investment fund managers and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Baltimore, Maryland
May 29, 2026
We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.
56|
Franklin Lexington Private Markets Fund 2026 Annual Report

Additional information (unaudited)
Information about Trustees and Officers
The business and affairs of Franklin Lexington Private Markets Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, One Madison Avenue, 17th Floor, New York, NY 10010.
Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s annual proxy statement includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-888-777-0102.
Independent Trustees†
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees, and Compliance Liaison
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Member of the Advisory Committee of the Dispute
Resolution Research Center at the Kellogg Graduate School
of Business, Northwestern University (2002 to 2016);
formerly, Deputy General Counsel responsible for western
hemisphere matters for BP PLC (1999 to 2001); Associate
General Counsel at Amoco Corporation responsible for
corporate, chemical, and refining and marketing matters and
special assignments (1993 to 1998) (Amoco merged with
British Petroleum in 1998 forming BP PLC)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	None
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit and Compensation Committees, and Chair of Pricing and Valuation Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	None
Franklin Lexington Private Markets Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Anthony Grillo
Year of birth	1955
Position(s) held with Fund[1]	Trustee and Member of Nominating, Audit, Compensation and Pricing and Valuation Committees
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Retired; Founder, Managing Director and Partner of
American Securities Opportunity Funds (private equity and
credit firm) (2006 to 2018); formerly, Senior Managing
Director of Evercore Partners Inc. (investment banking)
(2001 to 2004); Senior Managing Director of Joseph
Littlejohn & Levy, Inc. (private equity firm) (1999 to 2001);
Senior Managing Director of The Blackstone Group L.P.
(private equity and credit firm) (1991 to 1999)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	Director of Littelfuse, Inc. (electronics manufacturing) (since 1991); formerly, Director of Oaktree Acquisition Corp. II (2020 to 2022); Director of Oaktree Acquisition Corp. (2019 to 2021)
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Chair (since November 15, 2024) and Member of Nominating, Compensation, Pricing and Valuation and Audit Committees
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Chief Executive Officer, The Governance Partners, LLC
(consulting firm) (since 2015); National Association of
Corporate Directors Board Leadership Fellow (since 2016,
with Directorship Certification since 2019) and NACD 2022
Directorship 100 honoree; Adjunct Professor, Georgetown
University Law Center (since 2021); Adjunct Professor, The
University of Chicago Law School (since 2018); Adjunct
Professor, University of Iowa College of Law (since 2007);
formerly, Chief Financial Officer, Press Ganey Associates
(health care informatics company) (2012 to 2014);
Managing Director and Chief Financial Officer, Houlihan
Lokey (international investment bank) and President,
Houlihan Lokey Foundation (2010 to 2012)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director, VALIC Company I (since October 2022); Director of
ACV Auctions Inc. (since 2021); Director of Associated
Banc-Corp (financial services company) (since 2007);
formerly, Director of Hochschild Mining plc (precious metals company) (2016 to 2023); formerly Trustee of AIG Funds
and Anchor Series Trust (2018 to 2021)

Franklin Lexington Private Markets Fund

Independent Trustees† (cont’d)
Nisha Kumar
Year of birth	1970
Position(s) held with Fund[1]	Trustee and Member of Nominating, Compensation and Pricing and Valuation Committees, and Chair of Audit Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Formerly, Managing Director and the Chief Financial Officer
and Chief Compliance Officer of Greenbriar Equity Group,
LP (2011 to 2021); formerly, Chief Financial Officer and
Chief Administrative Officer of Rent the Runway, Inc.
(2011); Executive Vice President and Chief Financial Officer
of AOL LLC, a subsidiary of Time Warner Inc. (2007
to 2009); Member of the Council on Foreign Relations

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director of Stonepeak-Plus Infrastructure Fund LP
(since 2025); Director of Birkenstock Holding plc
(since 2023); Director of The India Fund, Inc. (since 2016);
formerly, Director of Aberdeen Income Credit Strategies
Fund (2017 to 2018); and Director of The Asia Tigers Fund,
Inc. (2016 to 2018)

Peter Mason
Year of birth	1959
Position(s) held with Fund[1]	Trustee and Member of Audit, Nominating and Pricing and Valuation Committees, and Chair of Compensation Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years	Arbitrator and Mediator (self-employed) (since 2021); formerly, Global General Counsel of UNICEF (intergovernmental organization) (1998 to 2021)
Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years	Chairman of University of Sydney USA Foundation (since 2020); formerly, Director of the Radio Workshop US, Inc. (2023-2026)
Franklin Lexington Private Markets Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Independent Trustees† (cont’d)
Hillary A. Sale
Year of birth	1961
Position(s) held with Fund[1]	Trustee and Member of Audit, Compensation and Pricing and Valuation Committees, and Chair of Nominating Committee
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Agnes Williams Sesquicentennial Professor of Leadership
and Corporate Governance, Georgetown Law; and
Professor of Management, McDonough School of Business
(since 2018); formerly, Associate Dean for Strategy,
Georgetown Law (2020 to 2023); National Association of
Corporate Directors Board Faculty Member (since 2021);
formerly, a Member of the Board of Governors of FINRA
(2016 to 2022)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	22
Other board memberships held by Trustee during the past five years
Director of CBOE U.S. Securities Exchanges, CBOE
Futures Exchange, and CBOE SEF, Director (since 2022);
Advisory Board Member of Foundation Press (academic
book publisher) (since 2019); Chair of DirectWomen Board
Institute (since 2019); formerly, Member of DirectWomen
Board (nonprofit) (2007 to 2022)

Interested Trustee and Officer
Jane Trust, CFA[3]
Year of birth	1962
Position(s) held with Fund[1]	Trustee, President and Chief Executive Officer
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Senior Vice President, Fund Board Management, Franklin
Templeton (since 2020); Officer and/or Trustee/Director of
119 funds associated with FTFA or its affiliates (since 2015);
Trustee of Putnam Family of Funds consisting of 105
portfolios; President and Chief Executive Officer of FTFA
(since 2015); formerly, Senior Managing Director (2018
to 2020) and Managing Director (2016 to 2018) of Legg
Mason & Co., LLC (“Legg Mason & Co.”); and Senior Vice
President of FTFA (2015)

Number of portfolios in fund complex[2] overseen by Trustee (including the Fund)	Trustee/Director of Franklin Templeton funds consisting of 119 portfolios; Trustee of Putnam Family of Funds consisting of 105 portfolios
Other board memberships held by Trustee during the past five years	None

Franklin Lexington Private Markets Fund

Additional Officers
Fred Jensen
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1963
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Director - Global Compliance of Franklin Templeton
(since 2020); Managing Director of Legg Mason & Co.
(2006 to 2020); Director of Compliance, Legg Mason Office
of the Chief Compliance Officer (2006 to 2020); formerly,
Chief Compliance Officer of Legg Mason Global Asset
Allocation (prior to 2014); Chief Compliance Officer of Legg
Mason Private Portfolio Group (prior to 2013); formerly,
Chief Compliance Officer of The Reserve Funds
(investment adviser, funds and broker-dealer) (2004) and
Ambac Financial Group (investment adviser, funds and
broker-dealer) (2000 to 2003)

Marc A. De Oliveira
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Associate General Counsel of Franklin Templeton
(since 2020); Secretary and Chief Legal Officer
(since 2020) and Assistant Secretary of certain funds in the
Franklin Templeton fund complex (since 2006); formerly,
Managing Director (2016 to 2020) and Associate General
Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia
Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Senior Associate General Counsel to Franklin Templeton
(since 2020); Senior Vice President (since 2020) and
Assistant Secretary of certain funds in the Franklin
Templeton fund complex (since 2006); Secretary of FTFA
(since 2006); Secretary of LMAS (since 2002) and LMFAM
(formerly registered investment advisers) (since 2013);
formerly, Managing Director and Deputy General Counsel of
Legg Mason & Co. (2005 to 2020)

Franklin Lexington Private Markets Fund

Additional information (unaudited) (cont’d)
Information about Trustees and Officers
Additional Officers (cont’d)
Christopher Berarducci
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1974
Position(s) held with Fund[1]	Treasurer and Principal Financial Officer
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
Vice President, Fund Administration and Reporting, Franklin
Templeton (since 2020); Treasurer (since 2010) and
Principal Financial Officer (since 2019) of certain funds
associated with Legg Mason & Co. or its affiliates; formerly,
Managing Director (2020), Director (2015 to 2020), and Vice
President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton One Madison Avenue, 17th Floor, New York, NY 10010
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and year service began	Since 2024
Principal occupation(s) during the past five years
U.S. Fund Board Team Manager, Franklin Templeton
(since 2020); Senior Vice President of certain funds
associated with Legg Mason & Co. or its affiliates
(since 2007); Senior Vice President of FTFA (since 2006);
President and Chief Executive Officer of LMAS and LMFAM
(since 2015); formerly, Managing Director of Legg Mason &
Co. (2005 to 2020); and Senior Vice President of LMFAM
(2013 to 2015)

†Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.
1Each member of the Board of Trustees shall hold office until his or her removal, resignation or successor is duly elected and qualifies. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.
2The term “fund complex” means two or more registered investment companies that:

(a) hold themselves out to investors as related companies for purposes of investment and investor services; or

(b) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.
3Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of FTFA  and certain of its affiliates.

Franklin Lexington Private Markets Fund

Other shareholder communications regarding accounting matters (unaudited)
The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.
The CCO may be contacted at:
Franklin Resources, Inc.
Compliance Department
One Madison Avenue, 17th Floor
New York, NY 10010
Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.
Franklin Lexington Private Markets Fund
|63

Dividend reinvestment plan (unaudited)
The Fund will operate under a dividend reinvestment plan (the “DRIP”) administered by SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund (the “Shares”). The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders of the Fund (the “Shareholders”) automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to SS&C. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by SS&C 30 days prior to the record date of the distribution or the Shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, SS&C, on the Shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.
SS&C will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. SS&C will hold Shares in the account of the Shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. SS&C will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, SS&C will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither SS&C nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall
64|
Franklin Lexington Private Markets Fund

they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Franklin Lexington Private Markets Fund c/o SS&C Global Investor & Distribution Solutions, Inc. (“SS&C GIDS”) at Franklin Templeton, 430 W 7th Street, Suite 219520, Kansas City, Missouri 64105-1407 (direct overnight mail) or c/o SS&C GIDS at Franklin Templeton, PO Box 219520, Kansas City, Missouri 64121-9520. Certain transactions can be performed by calling the toll free number (844) 534-4627.
Franklin Lexington Private Markets Fund
|65

(This page intentionally left blank.)

(This page intentionally left blank.)

(This page intentionally left blank.)

Franklin
Lexington Private Markets Fund
Trustees
Robert D. Agdern
Carol L. Colman
Anthony Grillo
Eileen A. Kamerick
Chair
Nisha Kumar
Peter Mason
Hillary A. Sale
Jane Trust
Officers
Jane Trust
President and Chief Executive
Officer
Christopher Berarducci
Treasurer and Principal Financial
Officer
Fred Jensen
Chief Compliance Officer
Marc A. De Oliveira
Secretary and Chief Legal Officer
Thomas C. Mandia
Senior Vice President
Jeanne M. Kelly
Senior Vice President
Franklin Lexington Private Markets Fund
One Madison Avenue
17th Floor
New York, NY 10010
Investment manager
Franklin Templeton Fund Adviser, LLC
Subadvisers
Franklin Advisers, Inc.
Lexington Advisors LLC
Custodian
The Bank of New York Mellon
Transfer agent
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307
Independent registered
public accounting firm
PricewaterhouseCoopers LLP
Baltimore, MD
Legal counsel
Simpson Thacher & Bartlett LLP
900 G Street NW
Washington, DC 20001

Franklin Lexington Private Markets Fund
Franklin Lexington Private Markets Fund
One Madison Avenue
17th Floor
New York, NY 10010
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.
Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.
This report is transmitted to the shareholders of Franklin Lexington Private Markets Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.
SS&C Global Investor & Distribution Solutions, Inc.
801 Pennsylvania Ave
Kansas City, MO 64105-1307
41056-A 5/26

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 19(a) (1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Registrant has determined that Eileen A. Kamerick and Nisha Kumar, possesses the technical attributes identified in Item 3 to Form N-CSR to qualify as an “audit committee financial experts,” and has designated Eileen A. Kamerick and Nisha Kumar, as the Audit Committee’s financial experts. Eileen A. Kamerick and Nisha Kumar are an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending March 31, 2025 and March 31, 2026 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,950 in March 31, 2025 and $231,250 in March 31, 2026.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2024 and $0 in March 31, 2026.

(c) Tax Fees. The aggregate fees billed in the Reporting Period for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $81,474 in March 31, 2025 and $107,500 in March 31, 2026. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to the Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager that provides ongoing services to the Registrant (“Service Affiliates”) during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Period for products and services provided by the Auditor to the Registrant, other than the services reported in paragraphs (a) through (c) of this item, were $12,000 in March 31, 2025 and $0 in March 31, 2026.

There were no other non-audit services rendered by the Auditor to the Service Affiliates requiring pre-approval by the Audit Committee in the Reporting Periods.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by the Registrant’s investment manager or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and the Covered Service Providers constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to the Registrant and the Service Affiliates during the reporting period $198,695 in March 31, 2025 and $209,060 in March 31, 2026.

(h) Yes. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor’s independence. All services provided by the Auditor to the Registrant or to the Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Anthony Grillo

Eileen A. Kamerick

Nisha Kumar

Peter Mason

Hillary A. Sale

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	Please see schedule of investments contained in the Financial Statements and Financial Highlights included under Item 1 of this Form N-CSR.
(b)	Not applicable.
ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is disclosed as part of the Financial Statements included in Item 1 of this Form N-CSR, as applicable.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING – LEXINGTON ADVISORS LLC and FRANKLIN ADVISORS, INC. (and affiliates)

PROXY VOTING POLICIES AND PROCEDURES OF LEXINGTON ADVISORS LLC(“Lexington”)

PROXY VOTING POLICY

•	Introduction

This Proxy Voting Policy (the “Voting Policy”) is designed to ensure that Lexington complies with the requirements of Rule 206(4)-6 and Rule 204-2(c)(2) under the Advisers Act, and reflects its commitment to vote all Client securities for which Lexington exercises voting authority in a manner consistent with the best interest of its Clients. Where appropriate, the term “Lexington” as used in this policy shall include affiliates of Lexington who have the authority to vote Client securities.

•	Voting Policies and Procedures

Lexington monitors the performance, activities and events related to each Portfolio Investment. When exercising its voting authority over Client securities, Lexington considers such information, evaluates other issues that could have an impact on the value of the security and votes with a view toward maximizing overall value. Lexington seeks to vote all proxies in a prudent manner, considering the prevailing circumstances at such time, and in a manner consistent with this Voting Policy and Lexington’s fiduciary duties to its Clients.

Lexington reviews each proposal submitted for a vote on a case-by-case basis to determine whether it is in the best interest of the relevant Client. As a result, depending on each applicable Client’s particular circumstances, Lexington may vote one Client’s securities differently than it votes those of another Client, or may vote differently on various proposals, even though the securities or proposals are similar (or identical). In some instances, Lexington may determine that it is in a Client’s best interest for Lexington to “abstain” from voting or not to vote at all, and will do so accordingly.

When voting materials are received, the Lexington Person who is responsible for the investment reviews the current performance, activities and events related to the investment and ensures that Lexington receives all necessary voting materials. Upon review of such materials, the responsible Lexington Person determines how the securities should be voted. The Lexington Person responsible for the investment then ensures that the voting materials are completed and returned on time (unless it has been decided that it is in the Client’s best interests for Lexington not to vote on such matter).

•	Conflicts

Compliance has the responsibility to monitor votes for any conflicts of interest, regardless of whether they are actual or perceived. All Lexington Persons are expected to perform their tasks relating to voting Client securities in accordance with the principles set forth above, according the first priority to the best interest of the relevant Client. If at any time any Lexington Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding any particular voting decision, he or she should contact Compliance. If any Lexington Person is pressured or lobbied either from within or outside of Lexington with respect to any particular voting decision, he or she should contact Compliance.

Prior to exercising its voting authority, Lexington reviews the relevant facts and determines whether a material conflict of interest may exist or arise due to business, personal or family relationships of Lexington, its owners, its employees or other Lexington Persons or its affiliates, with persons having an interest in the outcome of the vote. If a material conflict exists, Lexington takes steps to ensure that its voting decision is based on the best interests of the relevant Client and is not a product of the conflict. Lexington may, at its discretion, (A) seek the advice of the applicable Fund’s Advisory Board in voting such security; (B) disclose the conflict of interest to the Client (including to a Fund’s Advisory Board) and either ask for its consent to Lexington’s proposed vote or defer to its voting recommendation; (C) defer to the voting recommendation of an independent third-party provider of proxy voting services; and/or (D) take such other action in good faith (in consultation with Lexington’s outside counsel, if appropriate) as would serve the best interest of the Client.

Depending on the particular circumstances involved, the appropriate resolution of one conflict of interest may differ from the resolution of another conflict of interest, even though the general facts underlying both conflicts may be similar (or identical).

In the event that Lexington retains independent fiduciaries, consultants or professionals to assist with voting decisions and/or delegates such voting or consent power to such fiduciaries, consultants or professionals, Compliance will follow the procedures below regarding third-party accountability to the Clients:

•	Ascertain whether the third party has the capacity and competency to adequately analyze proxy issues;
•	Assess the adequacy and quality of the third party’s staffing and personnel and its policies and procedures with regard to identifying and addressing conflicts of interest and ensuring that its proxy voting recommendations are based on current and accurate information; and
•	Adopt ongoing oversight policies designed to ensure that the third party continues to vote proxies in the best interest of the Clients.
•	Disclosure Information

Investors may obtain a copy of this Voting Policy (subject to the provision that this Voting Policy is subject to change at any time without notice) or additional information regarding how Lexington has voted any of a Client’s securities by contacting:

Thomas Giannetti

c/o Lexington Partners

399 Park Avenue, 20th Floor

New York, NY 10022

Telephone: (212) 754-0411

tgiannetti@lexpartners.com

OR

Jason Kahn

c/o Lexington Partners

399 Park Avenue, 20th Floor

New York, NY 10022

Telephone: (212) 754-0411

jpkahn@lexpartners.com OR

Elizabeth Richards

c/o Lexington Partners

399 Park Avenue, 20th Floor

New York, NY 10022

Telephone: (212) 754-0411

elrichards@lexpartners.com

•	Recordkeeping

Lexington is responsible for maintaining appropriate voting records in connection with the voting of Client securities. These records shall include:

•	A copy of this Voting Policy and all amendments thereto;
•	A copy of each set of voting materials that Lexington receives regarding Client securities, provided that Lexington may rely on proxy statements filed via the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system instead of keeping copies of such proxy statements;
•	A record of each vote cast by Lexington on behalf of a Client;
•	A copy of any document created by Lexington that was material to its voting decision on behalf of a Client or that memorializes the basis for that decision;
•	A copy of each written Client request for information on how Lexington voted the securities on behalf of a Client and a copy of Lexington’s written response to all Client requests (written or oral) for such information; and
•	A record of any vote cast in conflict with a stated policy, and the rationale therefore.

The foregoing records will be maintained for such period of time as is required to comply with applicable laws and regulations.

Responsible Party: Compliance and Investment Professionals

PROXY VOTING POLICIES AND PROCEDURES OF FRANKLIN ADVISERS, INC. (“FAV”)

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

Franklin Templeton Investment Solutions, a separate investment group within Franklin Templeton, comprised of investment personnel from the SEC-registered investment advisers listed on Appendix A (hereinafter individually an “Investment Manager” and collectively the “Investment Managers”) have delegated the administrative duties with respect to voting proxies for securities to the Franklin Templeton Proxy Group. Proxy duties consist of disseminating proxy materials and analyses of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Managers) that has either delegated proxy voting administrative responsibility to the Investment Managers or has asked for information and/or recommendations on the issues to be voted. The Investment Managers will inform advisory clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Managers’ views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Managers.

The Proxy Group will process proxy votes on behalf of, and the Investment Managers vote proxies solely in the best interests of, separate account clients, the Investment Managers’-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Managers or (ii) the documents otherwise expressly prohibit the Investment Managers from voting proxies. The Investment Managers recognize that the exercise of voting rights on securities held by ERISA plans for which the Investment Managers have voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence.

In certain circumstances, Advisory Clients are permitted to direct their votes in a solicitation pursuant to the Investment Management Agreement. An Advisory Client that wishes to direct its vote shall give reasonable prior written notice to the Investment Managers indicating such intention and provide written instructions directing the Investment Managers or the Proxy Group to vote regarding the solicitation. Where such prior written notice is received, the Proxy Group will vote proxies in accordance with such written notification received from the Advisory Client.

The Investment Managers have adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that they believe are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with their fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Managers have a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Managers may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Managers may also delegate proxy voting responsibility to a subadviser that is not an Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged a subadviser that is not an Affiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

All proxies received by the Proxy Group will be voted based upon the Investment Managers’ instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Managers subscribe to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Managers subscribe to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Managers subscribe to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research.

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written polics an procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Although analyses provided by ISS, Glass Lewis, and/or another independent third-party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Managers do not consider recommendations from a Proxy Service or any third-party to be determinative of the Investment Managers’ ultimate decision. Rather, the Investment Managers exercise their independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Managers and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. In some cases, the Investment Managers’ evaluation may result in an individual Advisory Client or Investment Manager voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio, whether the Investment Manager has adopted a specialty or custom voting policy, and other factors.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Managers are affiliates of a large, diverse financial services firm with many affiliates and make their best efforts to mitigate conflicts of interest. However, as a general matter, the Investment Managers take the position that relationships between certain affiliates that do not use the “Franklin Templeton” name (“Independent Affiliates”) and an issuer (e.g., an investment management relationship between an issuer and an Independent Affiliate) do not present a conflict of interest for an Investment Manager in voting proxies with respect to such issuer because: (i) the Investment Managers operate as an independent business unit from the Independent Affiliate business units, and (ii) informational barriers exist between the Investment Managers and the Independent Affiliate business units.

Material conflicts of interest could arise in a variety of situations, including as a result of the Investment Managers’ or an affiliate’s (other than an Independent Affiliate as described above): (i) material business relationship with an issuer or proponent, (ii) direct or indirect pecuniary interest in an issuer or proponent; or (iii) significant personal or family relationship with an issuer or proponent.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best-efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

Nonetheless, even though a potential conflict of interest between the Investment Managers or an affiliate (other than an Independent Affiliate as described above) and an issuer may exist: (1) the Investment Managers may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third-party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Managers; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Otherwise, in situations where a material conflict of interest is identified between the Investment Managers or one of its affiliates (other than Independent Affiliates) and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Managers’ recommendation regarding the vote for approval. To address certain affiliate conflict situations, the Investment Managers will employ pass-through voting or mirror voting when required pursuant to a fund’s governing documents or applicable law.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. A quorum of the board of directors or trustees or of a committee of the board can be reached by a majority of members, or a majority of non-recused members. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Managers and affiliated Investment Managers (other than Independent Affiliates) in accordance with the instructions of one or more of the Advisory Clients.

The Investment Managers may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Managers may consider various factors in deciding whether to vote such proxies, including the Investment Managers’ long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Managers also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Weight Given Management Recommendations

One of the primary factors the Investment Managers consider when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Managers consider in determining how proxies should be voted. However, the Investment Managers do not consider recommendations from management to be determinative of the Investment Managers’ ultimate decision. Each issue is considered on its own merits, and the Investment Managers will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers

The Investment Managers believe that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Managers may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Managers may also engage with management on a range of issues throughout the year.

THE PROXY GROUP

The Proxy Group’s ‘full-time staff members and support staff are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a record of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Managers’ managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Managers’ research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Managers have not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Managers’ research analysts, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that an Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

PROXY ADMINISTRATION PROCEDURES

Situations Where Proxies Are Not Voted

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records as may be required by relevant rules and regulations. In addition, the Investment Managers understand their fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Managers will generally attempt to process every proxy they receive for all domestic and foreign securities.

However, there may be situations in which the Investment Managers may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if an Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Managers held shares on the record date but has sold them prior to the meeting date; (vii) the Advisory Client held shares on the record date, but the Advisory Client closed the account prior to the meeting date; (viii) a proxy voting service is not offered by the custodian in the market; (ix) due to either system error or human error, the Investment Managers’ intended vote is not correctly submitted; (x) the Investment Managers believe it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (xi) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

Rejected Votes

Even if the Investment Managers use reasonable efforts to vote a proxy on behalf of their Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Managers do not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Managers. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Managers’ votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

Securities on Loan

The Investment Managers or their affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Managers or their affiliates, make efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on an event that may materially affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The ability to timely recall shares is not entirely within the control of the Investment Managers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates or other administrative considerations.

Split Voting

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton investment manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

Bundled Items

If several issues are bundled together in a single voting item, the Investment Managers will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Managers for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Managers, the Proxy Group will take no action on the event. The Investment Managers may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Managers may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Managers will report such decisions on an annual basis to Advisory Clients as may be required.

Appendix A

These Proxy Policies apply to accounts managed by personnel within Franklin Templeton Investment Solutions, which includes the following Investment Managers:

Franklin Advisers, Inc. (FAV)

Franklin

Advisory

Services, LLC

(FASL) Franklin

Mutual Advisers

LLC (FMA)

Franklin Templeton Investments Corp. (FTIC)

Franklin Templeton Investment

Management Limited (FTIML) Templeton

Asset Management Ltd. (TAML)

The following Proxy Policies apply to FAV, FMA, FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Certain of the Investment Managers’ separate accounts or funds (or a portion thereof) are included under Franklin Templeton Investment Solutions (“FTIS”), a separate investment group within Franklin Templeton, and employ a quantitative strategy.

For such accounts, FTIS’s proprietary methodologies rely on a combination of quantitative, qualitative, and behavioral analysis rather than fundamental security research and analyst coverage that an actively managed portfolio would ordinarily employ.

Accordingly, absent client direction, in light of the high number of positions held by such accounts and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote proxies according to the recommendations of ISS or Glass Lewis.

In addition, the Investment Managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The Investment Manager, however, retains the ability to vote a proxy differently than ISS or Glass Lewis recommends if the Investment Manager determines that it would be in the best interests of Advisory Clients.

The following Proxy Policies apply to FASL only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

Passively managed exchange traded funds (collectively, “ETFs”), seek to track a particular securities index. As a result, each ETF may hold the securities of hundreds of issuers. Because the primary criteria for determining whether a security should be included (or continued to be included) in an ETF’s investment portfolio is whether such security is a representative component of the securities index that the ETF is seeking to track, the ETFs do not require the fundamental security research and analyst coverage that an actively managed portfolio would require. Accordingly, in light of the high number of positions held by an ETF and the considerable time and effort that would be required to review proxy statements and ISS or Glass Lewis recommendations, the Investment Manager may review ISS’s guidelines’’ or Glass Lewis’s US guidelines (the “ISS and Glass Lewis Proxy Voting Guidelines”) and determine, consistent with the best interest of its clients, to provide standing instructions to the Proxy Group to vote.

proxies according to the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote. Permitting the Investment Manager of the ETFs to defer its judgment for voting on a proxy to the recommendations of ISS or Glass Lewis may result in a proxy related to the securities of a particular issuer held by an ETF being voted differently from the same proxy that is voted on by other funds managed by the Investment Managers.

In addition, the investment managers may request in-house voting research from Franklin Templeton’s Stewardship Team (FT Stewardship). FT Stewardship provides customized research on specific corporate governance issues that is tailored to the investment manager and corporate engagement undertaken. This research may include opinions on voting decisions; however, there is no obligation or inference for the investment manager to formally vote in line with these opinions. This research supports the independent vote decision making process, and may reduce reliance on third-party advice for certain votes.

The following Proxy Policies apply to FTIC, FTIML, and TAML only:

HOW THE INVESTMENT MANAGERS VOTE PROXIES

Proxy Services

For accounts managed by the Templeton Global Equity Group (“TGEG”), in making voting decisions, the Investment Manager may consider Glass Lewis’s Proxy Voting Guidelines, ISS’s Policies’ and TGEG’s custom sustainability guidelines, where appropriate.

The following Proxy Policies apply to FTIC only:

RESPONSIBILITY OF THE INVESTMENT MANAGERS TO VOTE PROXIES

To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client or the Investment Manager chooses securities for an Advisory Client’s portfolios that are recommended by an Affiliated Subadviser, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser or vote proxies in accordance with the Affiliated Subadviser’s recommendations.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1): As of the date of filing this report:

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Wilson S. Warren Lexington 399 Park Avenue New York, NY, 10022	Since 2024

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Partner and President of Lexington. Mr. Warren is primarily engaged in the management of Lexington and oversight for the secondary and co-investment funds. He is a member of Lexington’s Operating Committee. Prior to becoming President in 2018, Mr. Warren was responsible for the origination and evaluation of secondary purchases of private equity and alternative investments and the monitoring of Lexington’s U.S. secondary investments and has been employed more than 5 years with Lexington.

Clark D. Peterson Lexington 399 Park Avenue New York, NY, 10022	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Partner of Lexington. Mr. Peterson is primarily engaged in the origination and evaluation of secondary purchases of private equity and alternative investments; and has been employed for more than 5 years with Lexington.

Taylor T. Robinson Lexington 399 Park Avenue New York, NY, 10022	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Partner of Lexington. Mr. Robinson is primarily engaged in the origination and evaluation of secondary purchases of private equity and alternative investments; and has been employed for more than 5 years with Lexington.

Peter A. Grape Lexington 399 Park Avenue New York, NY, 10022	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Partner of Lexington. Mr. Grape is primarily engaged in the origination and evaluation of secondary purchases of private equity and alternative investments; and has been employed for more than 5 years with Lexington.

Omar Jabri Lexington 399 Park Avenue New York, NY, 10022	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Partner of Lexington. Mr. Jabri is primarily engaged in the origination and evaluation of secondary purchases of private equity and alternative investments; and has been employed for more than 5 years with Lexington.

Berkeley Belknap* Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2024	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio manager for asset allocation strategies and the head of US Advisory portfolio management for Franklin Templeton Investment Solutions; and has been employed for more than 5 years with Franklin Advisers, Inc.

Peter Blue Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2024

Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Head of Alternatives Solutions for Franklin Templeton Investment Solutions; Mr. Blue is responsible for the development and implementation of multi-asset alternatives capabilities for the Franklin Templeton Investment Solutions team; and has been employed for more than 5 years with Franklin Advisers, Inc.

Laura Green, CFA* Franklin Advisers, Inc. One Franklin Parkway San Mateo, CA 94403-1906	Since 2026	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager of FAV and joined Franklin Templeton in 2010c.

* Effective June 1, 2026, Ms. Green will replace Ms. Belknap on the portfolio management team from FAV.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of March 31, 2026.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager	Type of Account	Number of Accounts Managed‡	Total Assets Managed ($ millions)‡	Number of Accounts Managed for which an Advisory Fee is Charged‡	Assets Managed for which Advisory Fee is Performance- Based ($ millions)‡
Wilson S. Warren	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	98	$68,826	46	$61,160
	Other Accounts	0	$0	0	0
Clark D. Peterson	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	98	$68,826	46	$61,160
	Other Accounts	0	0	0	0
Taylor T. Robinson	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	98	$68,826	46	$61,160
	Other Accounts	0	$0	0	0
Peter A. Grape	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	98	$68,826	46	$61,160
	Other Accounts	0	$0	0	0
Omar Jabri	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	30	$14,027	24	$13,313
	Other Accounts	0	0	0	0

‡	Funds and Assets under management are based on (i) the number of Lexington secondary funds and Lexington co-investment funds and (ii) the sum of reported value and unfunded commitments as of December 31, 2025 (based on underlying investment values of as September 30, 2025 for secondary funds and based on underlying investment values of as September 30, 2025 for CIP funds), respectively.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which an Advisory Fee is Charged	Assets Managed for which Advisory Fee is Performance- Based ($ millions)
Berkeley Belknap*	Other Registered Investment Companies	22	$8,098.5	0	$0
	Other Pooled Vehicles	47	$9,023.8	0	0
	Other Accounts	121	$3,066.1	1	0.16
Peter Blue	Other Registered Investment Companies	0	0	0	0
	Other Pooled Vehicles	1	$.05	0	0
	Other Accounts	0	0	0	0
Laura Green, CFA*	Other Registered Investment Companies	17	$13,332.9	0	0
	Other Pooled Vehicles	28	$6,469.6	0	0
	Other Accounts	256	$5,405.4	2	$77.2

* Effective June 1, 2026, Ms. Green will replace Ms. Belknap on the portfolio management team from FAV.

(a)(3): Portfolio Manager Compensation (As of March 31, 2026):

Conflicts of Interest

Actual, potential, or apparent conflicts of interest may arise as a result of the relationships between Lexington and its affiliates on the one hand and the Fund and the Shareholders on the other. As Lexington’s business continues to evolve over time, it can be expected that Lexington and its affiliates and Lexington personnel would in the future engage in activities that result in conflicts of interest not addressed below. If any matter arises that Lexington and its affiliates determine in their good faith judgment may constitute an actual or potential conflict of interest, Lexington and its affiliates have the authority to take such actions as they determine in good faith to be necessary or appropriate to address the conflict and, upon taking such actions, Lexington and its affiliates will be relieved of any liability for such conflict to the fullest extent permitted by law and will be deemed to have satisfied their fiduciary duties related thereto to the fullest extent permitted by law. There can be no assurance that Lexington will resolve all conflicts of interest in a manner that is favorable to the Fund. The following discussion enumerates certain potential conflicts of interest.

Incentive Fee. The existence of Lexington’s incentive fee may create an incentive for Lexington to make riskier or more speculative investments on behalf of the Fund than would be the case in the absence of this arrangement.

In addition, the manner in which Lexington’s or, since Lexington generally does not control the timing of dispositions of underlying investments by Portfolio Funds, an underlying investment manager’s, entitlement to incentive fees is determined may result in a conflict between its interests and the interests of the Fund or Shareholders with respect to the sequence and timing of disposals of investments. For example, the ultimate beneficial owners of Lexington or such underlying investment manager are generally subject to U.S. federal and local income tax (unlike certain of the Shareholders). Accordingly, Lexington or such underlying investment manager may be incentivized to operate the Fund or a Portfolio Fund, as applicable, including to hold and/or sell investments, in a manner that takes into account the tax treatment of its incentive fee.

Allocation of Investment Opportunities with Other Vehicles and Conflicting Fiduciary Duties to Other Collective Investment Vehicles and Managed Accounts. Lexington is, from time to time, presented with investment opportunities that fall within the investment objectives of the Fund and other Lexington investment funds and/or managed accounts, and in such circumstances, Lexington will allocate such opportunities among the Fund and such other Lexington funds and/or managed accounts on a basis that Lexington reasonably determines in good faith to be fair and reasonable taking into account the sourcing of the transaction, the nature of the investment focus of each Lexington fund and managed account and applicable investment limitations and investment periods, the relative amounts of capital available for investment, the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals for the Fund and each such other Lexington fund or managed account, the governing agreements of each of the Fund and such other Lexington fund or managed account, and other considerations deemed relevant by Lexington in good faith. Other Lexington funds (including any managed account (or similar arrangement structured through an entity) formed to invest a majority of its capital alongside the Fund or other Lexington investment funds and/or managed accounts (each such managed account (or similar arrangement), a “Special Account”) and co-investment vehicles) will have different economic terms than the Fund (which could be more or less favorable to Lexington and its affiliates) or no fees or carry, which may incentivize Lexington and its affiliates to allocate investment opportunities (in whole or in part) to or away from the Fund. Moreover, Lexington has no obligation to allocate investment opportunities to the Fund that are within the investment objectives of other Lexington funds or accounts (including such funds and accounts that are not yet in existence) the primary objective of which is participating in “Sponsor Solutions” or acquiring interests in certain specified industries, sectors or geographies, and such Lexington funds or accounts may be allocated such investments. For the avoidance of doubt, notwithstanding the primary objectives of such funds or accounts, such vehicles will likely be established with the purpose of investing a portion of their capital in secondary investments generally, similar to the Fund, and investment opportunities within such a vehicle’s objective (even if such opportunities do not consist solely of Portfolio Funds within, for example, the industry for which such vehicle was primarily established) may be allocated, in whole or in part, to such vehicle in lieu of or alongside the Fund. Lexington or its affiliates may in the future form one or more vehicles with investment objectives of the type described above, and as of the date hereof, Lexington is considering, during the Fund’s Investment Period, forming separate investment vehicles with the primary objectives of participating in “Sponsor Solutions” and acquiring interests in venture capital funds, acquiring interests in investment funds established in and/or focusing on investments in Latin America, acquiring interests in real estate funds and acquiring interests in credit funds, respectively. Therefore, the Fund may not always be allocated any portion of certain investment opportunities that would otherwise have been allocated to the Fund. In determining compliance with the Fund’s investment limitations, any fees and expenses that are not included in the Fund’s commitment to a Portfolio Fund, as well as any amounts required to be re-invested or are otherwise “recycled” pursuant to the terms of the governing agreement of any Portfolio Fund, shall be disregarded, and Lexington may discount amounts committed to a Portfolio Fund to the extent that Lexington does not believe, in its discretion, such amounts will actually be called by the underlying fund.

There can be no assurances with respect to the amount of any investment opportunity that will be allocated to the Fund. Lexington will determine the “available capital” of the Fund, Special Accounts, co-investment vehicles and other Lexington funds or accounts in good faith, based on methodologies it deems appropriate, and which are subject to change from time to time, and which may result in the Fund receiving a greater or lesser portion of Portfolio Funds than would be the case under other methodologies, and such methodologies may be impacted by the use (or lack of use) of a credit facility by the Fund, Special Accounts, co-investment vehicles and other Lexington funds and accounts. Lexington expects to determine “available capital” from time to time based in part on the Fund’s “net commitments” to Portfolio Funds (i.e., the commitments of the Fund to Portfolio Funds, less projected proceeds from Portfolio Funds that Lexington expects at such time to ultimately receive and utilize to cover credit facility obligations or obligations to Portfolio Funds). Lexington may adjust such expectations from time to time, and such expectations may ultimately be incorrect (or such projected proceeds may ultimately never be received, in whole or in part).

As a result of opportunities available in the market and other considerations, other Lexington funds may primarily make investments that overlap with those targeted by the Fund, which may result in the Fund participating in certain investment opportunities to a lesser extent than would otherwise be the case (or not at all). Lexington and its affiliates may consider any transaction or series of related transactions as a whole when allocating investment opportunities between the Fund and other Lexington funds, and therefore Portfolio Funds that are otherwise appropriate for the Fund to invest in may be allocated in whole or in part to other Lexington funds, or allocation decisions may be based on the individual Portfolio Funds within an investment opportunity (and allocated, for example, among the Fund and other Lexington funds on a non-pro rata basis as determined by Lexington in good faith).

For purposes of investments that Lexington intends to make (or hold, if applicable) at the same time and on the same terms by the Fund, Special Accounts, co-investment vehicles (including committed co-investment vehicles) or any other Lexington funds, Lexington looks to the underlying instrument in which an investment is made (for example, the price thereof), and not any leverage that the Fund, Special Accounts, co-investment vehicles or any other Lexington fund may have applied with respect to such investment at any level. It is likely that the Fund will seek to use leverage for an investment as to which Special Accounts, co-investment vehicles or other Lexington funds, as applicable, do not seek to do so (e.g., due to the availability of a credit facility (or lack thereof)). As a result of the foregoing, the terms of the Fund’s Portfolio Funds and the investment performance thereof may ultimately be materially different than the same with respect to Special Accounts, co-investment vehicles (including committed co-investment vehicles) or any other Lexington funds.

Prospective investors should note that Lexington may from time to time, in consideration of the elements or dynamics of a particular transaction or series of transactions, determine in its sole discretion that it believes it is appropriate to involve one or more consortium partners and in such event may do so notwithstanding the foregoing allocation provisions. Consortium partners may include third parties, members of an investment’s or sponsor’s management teams, investors in Lexington’s managed accounts, or Shareholders. Consortium partners typically will invest alongside the Fund directly into an investment and not through a Lexington fund (but may participate through a Lexington-controlled holding vehicle). The allocation of investment opportunities to consortium partners may result in fewer co-investment opportunities (or reduced allocations) being made available to the Shareholders.

The Fund is expected to be given the opportunity by underlying managers from time to time in connection with existing investments to “roll over” its interest(s) to new investment vehicles.

Co-Investments; Syndication. Prospective investors should note that Lexington reserves the right to offer co-investment opportunities in its sole discretion, is not expected to offer co-investment with respect to all Fund investments and may allocate any such opportunities in its sole discretion to, inter alia , Shareholders, other Lexington funds, investors in other Lexington funds or third parties, including for example, on the basis of the size of investor commitments or relationships with Lexington funds, vehicles and accounts or Lexington as a firm. Prospective investors should note as well that Lexington expects to form committed co-investment vehicles for certain Shareholders, investors in managed accounts or others, and certain of such vehicles will likely receive priority in co-investing alongside the Fund in investment opportunities that Lexington has determined in good faith exceed prudent diversification levels for the Fund, which will reduce the co-investment opportunities available and allocated to other investors. In addition, for the avoidance of doubt, Lexington may permit co-investors and co-investment vehicles to participate in only a portion of the Portfolio Funds that form part of a single transaction. For example, in certain cases, co-investors may not participate in one or more “stapled” Primary Funds that the Fund invests in, in connection with its investment in Secondary Funds in which certain co-investors participate, or in specific categories or types of investment funds that form part of a single ransaction in which the Fund participates. Lexington will offer opportunities to invest in committed co-investment vehicles to investors in its sole discretion. The foregoing also applies to any co-investment commitments (whether discretionary or otherwise) by a Special Account investor that are made to such investor’s Special Account as a separate “pool” of capital, as opposed to a separate co-investment vehicle. The ability for a Shareholder to participate in such committed co-investment vehicles will be determined by Lexington in its sole discretion. For the avoidance of doubt, co-invest vehicles investing alongside the Fund (including committed co-investment vehicles) may from time to time be allocated a majority of any investment opportunity allocated thereto, alongside the Fund.

Business Benefits. Prospective investors should note that Lexington and its affiliates from time to time engage in transactions with prospective and actual investors (including Shareholders) that entail business benefits to such investors. Such transactions may be entered into prior to or coincident with an investor’s admission to the Fund or during the term of their investment. The nature of such transactions can be diverse and may include benefits relating to the Fund, other Lexington funds and their respective portfolio investments. For example, Lexington may consider such business benefits when allocating co-investment opportunities.

Lexington may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Lexington also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Portfolio Manager Compensation

Lexington

Lexington’s investment professionals receive a base salary, benefits, and discretionary bonus linked to the professional’s and Lexington’s performance for the year. Lexington’s compensation packages of salary, benefits, and bonus are competitive with the compensation levels of other private equity sponsors.

Lexington also typically allocates carried interest participation in its funds to investment professionals.

FAV

Investment personnel compensation consists of the following three elements:

• Base salary: All investment personnel are paid a base salary.

• Annual bonus: Annual bonuses are structured to align the interests of the investment personnel with those of our clients. Investment personnel are eligible to receive an annual bonus. Bonuses generally are split between cash, restricted shares of Franklin Resources, Inc. stock, and / or mutual fund units. The deferred equity-based compensation is structured to create a vested interest of the investment personnel in the financial performance of both Franklin Resources, Inc. and the mutual funds they advise, if applicable. The bonus plan seeks to provide a competitive level of annual bonus compensation, commensurate with the investment personnel’s consistently strong investment performance. In accordance with Franklin Templeton guidelines, the Chief Investment Officer and/or other officers of the investment personnel who also bear responsibility for the account, have discretion in the granting of annual bonuses. The following factors are generally considered when determining bonuses:

o  Investment performance. Primary consideration is given to historical investment performance over the one, three, and five preceding years of all accounts managed by the investment personnel, if applicable. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark, as appropriate.

o  Non-investment performance. The more qualitative contributions of an investment professional to the company’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs, and communication, are evaluated in determining the amount of any bonus award.

o  Responsibilities. The characteristics and complexity of accounts managed by the investment personnel are factored in the manager’s appraisal.

o  Research. Where the portfolio management team also has research responsibilities, each is evaluated on productivity and quality of recommendations over time.

• Additional long-term, equity-based compensation: Investment personnel may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds. Vesting of such deferred equity-based compensation awards is time-based over three years.

Additionally, in some instances as applicable to specific fund types and asset classes, we offer investment professionals (employees that can affect investment performance) the opportunity to share in the carried interest/ performance fee revenues earned by the firm in the form of carried interest or performance fee sharing plans/agreements.

Investment personnel also participate in benefit plans and programs available generally to all employees of the investment manager.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of March 31, 2026.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Wilson S. Warren	A
Clark D. Peterson	A
Taylor T. Robinson	A
Peter A. Grape	A
Omar Jabri	A
Berkeley Belknap* Peter Blue	A A
Laura Green, CFA*	A

* Effective June 1, 2026, Ms. Green will replace Ms. Belknap on the portfolio management team from FAV.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrants acknowledge the Staff’s comment. In future filings on Form N-CSR, the certifications required by Rule 30a-2 and Item 19(a)(3) will include the designations “principal executive officer” and “principal financial officer” in the signature blocks, reflecting the capacity in which each signatory executes the certification, in conformity with the language of the Rule and Form N-CSR. The Registrants may also include each signatory’s actual title with respect to the Funds alongside the required designation.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not applicable.

(b)	Not applicable.

ITEM 19.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (3) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Franklin Lexington Private Markets Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 03, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 03, 2026

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	June 03, 2026